EXHIBIT 10.1









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                        COLLAGENEX PHARMACEUTICALS, INC.


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                         COMMON STOCK PURCHASE AGREEMENT


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                                    SHARES OF COMMON STOCK
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                           Dated as of March 12, 2001


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                                TABLE OF CONTENTS


1.    AUTHORIZATION OF SECURITIES............................................1

2.    SALE AND PURCHASE OF STOCK; ALLOCATION OF PURCHASE PRICE...............1

3.    CLOSING................................................................1

4.    REGISTER OF SECURITIES; RESTRICTIONS ON TRANSFER OF SECURITIES;
      REMOVAL OF RESTRICTIONS ON TRANSFER OF SECURITIES; INVESTOR
      REPRESENTATIONS AND WARRANTIES.........................................2

      4.1   Register of Securities...........................................2
      4.2   Restrictions on Transfer.........................................2
      4.3   Removal of Transfer Restrictions.................................4
      4.4   Representations and Warranties...................................4

5.    REPRESENTATIONS AND WARRANTIES BY COMPANY..............................5

      5.1   Confidential Private Placement Memorandum........................5
      5.2   Organization, Standing, etc......................................5
      5.3   Qualification....................................................5
      5.4   Capitalization, Etc..............................................6
      5.5   Securities.......................................................7
      5.6   Corporate Acts and Proceedings...................................8
      5.7   Compliance with Laws and Other Instruments.......................8
      5.8   Binding Obligations..............................................8
      5.9   Securities Laws..................................................8
      5.10  No Brokers or Finders............................................9
      5.11  Financial Statements.............................................9
      5.12  Changes..........................................................9
      5.13  Material Agreements.............................................10
      5.14  Employees.......................................................11
      5.15  Tax Returns and Audits..........................................11
      5.16  Patents and Other Intangible Assets.............................13
      5.17  Employment Benefit Plans--ERISA.................................15
      5.18  Permits; Environmental Matters..................................17
      5.19  Title to Property and Encumbrances; Leases......................18
      5.20  Condition of Properties.........................................18
      5.21  Insurance Coverage..............................................18
      5.22  Litigation......................................................19
      5.23  Registration Rights.............................................19
      5.24  Licenses........................................................19
      5.25  Interested Party Transactions...................................19
      5.26  Accountants.....................................................19
      5.27  Investment Company..............................................20

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      5.28  No Manipulation of Stock........................................20
      5.29  Reporting Status................................................20
      5.30  No Material Adverse Change......................................20
      5.31  Exemption from Registration; Restrictions on Offer and Sale of Same or Similar Securities...................................20

6.    CONDITIONS OF PARTIES' OBLIGATIONS....................................21

      6.1   Conditions of Investor's Obligations at Closing.................21
      6.2   Conditions of Company's Obligations.............................23

7.    AFFIRMATIVE COVENANTS.................................................23

      7.1   Maintain Corporate Rights and Facilities........................23
      7.2   Maintain Insurance..............................................23
      7.3   Pay Taxes and Other Liabilities.................................23
      7.4   Replacement of Certificates.....................................23
      7.5   Compliance with Article 6.......................................23
      7.6   Securities Law Filings..........................................24
      7.7   Use of Proceeds.................................................24
      7.8   Subsequent Offerings............................................24
      7.9   Register Shares; Rule 144 Reporting.............................24
      7.10  USRPHC..........................................................24
      7.11  Conduct Prior to Closing........................................24
      7.12  Shareholder Protection Rights Agreement.........................25
      7.13  Waivers and Consents............................................26

8.    NEGATIVE COVENANTS....................................................26

      8.1   Changes in Type of Business.....................................26
      8.2   Loans and Guarantees............................................26
      8.3   Restrictive Agreements..........................................26
      8.4   Publicity.......................................................26

9.    ENFORCEMENT...........................................................27

      9.1   Remedies at Law or in Equity....................................27
      9.2   Cumulative Remedies.............................................27
      9.3   No Implied Waiver...............................................27

10.   ADDITIONAL DEFINITIONS................................................27

11.   MISCELLANEOUS.........................................................29

      11.1  Waivers and Amendments..........................................29
      11.2  Rights of Holders Inter Se......................................29
      11.3  Exculpation.....................................................30
      11.4  Notices.........................................................30
      11.5  Survival of Representations and Warranties, etc.................30

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      11.6  Severability....................................................31
      11.7  Parties in Interest.............................................31
      11.8  Headings........................................................31
      11.9  Choice of Law...................................................31
      11.10 Expenses........................................................31
      11.11 Investor Indemnities............................................32
      11.12 Counterparts....................................................32
      11.13 Termination.....................................................32


                                 LIST OF ANNEXES

Annex A         Wiring Instructions

Annex B         Warrant

Annex C         Registration Rights Agreement

Annex 1         Schedule of Investors

Annex 5.1       Confidential Private Placement Memorandum

Annex 5.3       Subsidiaries

Annex 5.4(b)    5% Beneficial Holders

Annex 5.4(c)    Other Securities and Obligations

Annex 5.4(d)    Anti-Dilution Adjustments

Annex 5.7       Compliance with Laws and Other Instruments

Annex 5.12      Changes

Annex 5.13      Material Agreements

Annex 5.16(a)   Limitations on Patents and Other Intangible Assets

Annex 5.16(d)   Intellectual Property, Licenses, etc.

Annex 5.17(a)   Employee Benefits Plans

Annex 5.17(d)   Employee Benefits Plan Litigation

Annex 5.22      Litigation

Annex 6.1(e)    Form of Opinion of Company's Counsel

Annex 7.8       Subsequent Offerings

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                        COLLAGENEX PHARMACEUTICALS, INC.
                         COMMON STOCK PURCHASE AGREEMENT

      This Common Stock Purchase Agreement (this "Agreement") is made and entered into as of March 12, 2001, by and between CollaGenex Pharmaceuticals, Inc., a Delaware corporation with principal offices located at 41 University Drive, Newtown, PA 18940 (the "Company") and the undersigned investor (the "Investor").

      1.  AUTHORIZATION  OF SECURITIES.  The Company has authorized the issuance
and sale of            shares (the "Shares") of its common stock, $.01 par value
per share (the "Common Stock"), at a price per share equal to $5.00, which shall
be issued and sold pursuant to this  Agreement  and up to              shares of
Common Stock which will be issued and sold pursuant to the other Common Stock Purchase Agreements (the "Other Agreements") between the Company and the other investors signatories (the "Other Investors") thereto which are listed on Annex I and attached hereto. The Other Agreements will be identical to this Agreement (except that the respective amounts of shares of Common Stock to be purchased and the number of warrants to be issued will vary as specified on the signature page of each such agreement) including, without limitation with respect to price per share, which shall be $5.00 per share. The Company has authorized the
issuance of warrants (the  "Warrants") to purchase              shares of Common
Stock to the Investor and up to              shares of Common Stock to the Other
Investors and has duly authorized and reserved a sufficient number of shares of Common Stock with respect to the issuance thereof, in each case, at an exercise price and upon the terms and conditions set forth in the Warrant in the form attached hereto as Annex B. In addition, the Company has authorized and reserved for issuance such number of shares of Common Stock as are issuable from time to time upon exercise of the Warrants (the "Warrant Shares").

      2. SALE AND PURCHASE OF STOCK; ALLOCATION OF PURCHASE PRICE. Upon the terms and subject to the conditions herein contained, the Company will issue and sell to the Investor, and the Investor will purchase from the Company, at the Closing (as defined in Section 3) on the Closing Date (as defined in Section 3), the Shares and the Warrants and will pay the Company the aggregate amount (the "Purchase Price") specified on the signature page hereto. The Investor and the Company agree that after the date hereof they shall allocate, in good faith, the Purchase Price between the Shares and the Warrants so purchased.

      3. CLOSING. The closing of the sale and purchase of the Shares and the Warrants (a "Closing") will occur at the offices of Tucker Anthony Sutro Capital Markets (the "Placement Agent" or "TASCM"), 1601 Cloverfield Boulevard, Suite 300, Santa Monica, California 90404, at 10:00 A.M., California time, or at such other time or day as the Placement Agent and the Company agree with the written consent of the Investor ("Closing Date"); provided that the Closing Date shall be no earlier than the date on which the Company consummates the transactions contemplated by the Other Agreements. At the Closing, the Company shall deliver to the Investor a certificate evidencing the Shares being purchased by it and a Warrant, each of which will be registered in the Investor's name as stated on the signature page hereto, or in nominee name if the Investor so designates, against delivery to the Placement Agent on behalf of the Company of payment by wire transfer or transfers in accordance with the instructions in Annex A in an amount equal to the Purchase Price of such Shares. The Investor shall make


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payment by wire transfer  within one business day after  delivery by the Company by fax, or other means, of an executed copy of this Agreement to the Placement Agent and to the Investor; provided that such deliver shall be no sooner than one business day prior to the Closing Date. The Investor acknowledges and agrees that except as provided by this Agreement, the subscription for Shares may not be revoked by the Investor once this Agreement is signed by the Investor and delivered by fax, or any other means to the Placement Agent. The Investor further acknowledges and agrees that a legally binding agreement between the Investor and the Company shall occur only after this Agreement is executed by the Company and the Investor and delivered to the Placement Agent, the Company and the Investors.

      4. REGISTER OF SECURITIES; RESTRICTIONS ON TRANSFER OF SECURITIES; REMOVAL
OF  RESTRICTIONS  ON  TRANSFER  OF  SECURITIES;   INVESTOR  REPRESENTATIONS  AND
WARRANTIES.

         4.1 Register of Securities. The Company or its duly appointed transfer agent will maintain a register for the Shares, the Warrants and the Warrant Shares, in which it will register the issue and sale of all such Shares, the Warrants and the Warrant Shares. All transfers of Shares will be recorded in the register maintained by the Company or its transfer agent, and the Company will be entitled to regard the registered holder of Shares, the Warrants, and the Warrant Shares as the actual holder of such Shares, Warrants and Warrant Shares until the Company or its transfer agent is required to record a transfer of such Shares, Warrants and Warrant Shares on the appropriate register. Subject to
Section 4.2(b) hereof, the Company or its transfer agent will be required to record any such transfer when it receives the Shares, Warrants and Warrant Shares to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing.

         4.2 Restrictions on Transfer.

             (a) The Investor understands and agrees that the Shares, the Warrants and the Warrant Shares to be acquired by it have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that accordingly they will not be transferable except in accordance with this Agreement and as permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. The Investor acknowledges that it must bear the economic risk of its investment in the Shares, the Warrants and the Warrant Shares for an indefinite period of time (subject, however, to the Company's obligation to effect the registration of the Shares and the Warrant Shares under the Securities Act in accordance with Annex C (the "Registration Rights Agreement")) since they have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. References to this Agreement shall include the Registration Rights Agreement.

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             (b) The Investor agrees with the Company that:

                (i) Subject to Section 4.3 hereof, the certificates evidencing the Shares, the Warrants and the Warrant Shares it has agreed to purchase, and each certificate issued in transfer thereof, will bear the following legend:

                THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR WITH ANY SECURITIES COMMISSION UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH
                SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT."

                (ii) The certificates representing such Shares, Warrants and Warrant Shares, and each certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

                (iii) Absent an effective registration statement under the Securities Act covering any proposed disposition of Shares, Warrants and Warrant Shares it will not offer for sale, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of its Shares, Warrants or Warrant Shares without first providing the Company with an opinion of counsel (at the expense of the Company) to the effect that such offer, sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities or blue sky laws, except that no such registration or opinion will be required with respect to: (A) a transfer not involving a change in beneficial ownership or to an Affiliate, (B) the distribution of Shares, Warrants or Warrant Shares by such Investor to any of its partners or retired partners or to the estate of any of its partners or retired partners, members, officers and directors or (C) a sale to be effected in accordance with Rule 144 under the Securities Act (or any comparable exemption).

                (iv) It consents to the Company's making a notation on its records or giving instructions to any transfer agent of the Shares, Warrants and Warrant Shares in order to implement the restrictions on transfer of the Shares, Warrants and Warrant Shares contemplated by this subsection.

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         4.3 Removal of Transfer  Restrictions.  The  Company  shall  remove any legend endorsed on a certificate evidencing Shares, Warrants or Warrant Shares pursuant to Section 4.2(b)(i), and any stop transfer instructions and record notations with respect to such Shares, Warrants or Warrant Shares and issue a certificate without such legend to the holder of such Shares, Warrants or Warrant Shares: (A) if such Shares, Warrants or Warrant Shares are registered under the Securities Act, (B) if such Shares may be sold under Rule 144(k) under the Securities Act or (C) if the Company receives an opinion of counsel (at the expense of the Company) to the effect that a sale or transfer of such Shares, Warrants or Warrant Shares may be made without registration under the Securities Act.

         4.4  Representations  and  Warranties.   The  Investor  represents  and
warrants that:

              (a) It has the right, power, authority and capacity to execute and deliver this Agreement and each other document contemplated by this Agreement.

              (b) It is acquiring the Shares and the Warrants and, will acquire the Warrant Shares, for its own account for investment purposes and not with a view to, or in connection with, the distribution of all or any part thereof.

              (c) It is not aware of, and in no way relying on, any form of general solicitation or general advertising or the publication of any advertisement in connection with the offer and sale of the Shares, the Warrants or the Warrant Shares.

              (d) It has, by reason of its business or financial experience or the business or financial experience of its professional advisers who are unaffiliated with and uncompensated by the Company, the ability to utilize the information made available to it in connection with the offering of the Shares, the Warrants and the Warrant Shares to evaluate the merits and risks of an investment in the Shares, the Warrants and the Warrant Shares and to make an informed investment decision with respect thereto; and it is an "accredited investor" (as defined in Rule 501(a) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act).

              (e) It has had the opportunity to meet or speak with representatives of the Company and to have them answer any questions and provide any information regarding the terms and conditions of the Shares, the Warrants and the Warrant Shares and the finances, business and prospects of the Company as it deemed relevant, and all such questions have been answered and information provided to its and its professional advisers' satisfaction.

              (f) It understands that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act or registered or qualified under any applicable state securities or blue sky laws; that the offering and sale of the Shares, the Warrants and the Warrant Shares is intended to be exempt from registration under the Securities Act under Section 4(2) thereof and Regulation D promulgated by the Commission thereunder and from registration or qualification under applicable provisions of state securities or blue sky laws; and that, accordingly, the Shares, the Warrants and the Warrant Shares may not be offered for sale, sold, transferred, assigned, pledged, hypothecated or otherwise disposed of unless registered

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under the Securities Act and applicable  state securities or blue sky laws or an exception from such registration is available.

              (g) It is a resident of the State indicated as part of its address on its signature page hereto.

              (h) It has not  agreed  and will not  agree to act with any  Other
Investor for the purpose of acquiring, holding, voting or disposing of the Shares or the Warrant Shares.

              (i) The Shares and Warrants purchased hereunder constitute the Investor's entire ownership in the Company's Equity Securities.

      5. REPRESENTATIONS AND WARRANTIES BY COMPANY. In order to induce the Investor to enter into this Agreement and to purchase the Shares, the Warrants and the Warrant Shares, the Company covenants with, and represents and warrants to, the Investor as follows:

         5.1 Confidential Private Placement Memorandum. The Confidential Private Placement Memorandum of the Company attached hereto as Annex 5.1, dated February 2001, (as finally amended and supplemented on the Closing Date, the "Memorandum") does not and, as of the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading.

         5.2 Organization, Standing, etc. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to carry on its business, as conducted, to own and hold its properties and assets and, in the case of the Company, to enter into this Agreement, the Registration Rights Agreement, the Warrant, to issue the Shares and the Warrant Shares and to carry out the terms and provisions hereof and thereof. The copies of the Certificate of Incorporation and Bylaws of the Company which have been delivered to the Investor prior to execution of this Agreement are true, complete and correct and have not been amended, modified, repealed, revoked or rescinded in any manner.

         5.3 Qualification. The Company and each of its Subsidiaries is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties, whether owned or leased, makes such qualification, licensing or domestication necessary and where the failure to be so qualified would have a Material Adverse Effect (as defined below). The Company has no Subsidiaries and does not otherwise own or control, directly or indirectly, any other person, corporation, association, or business entity and is not a participant in any joint venture, partnership, or similar arrangement except as described in the Company's annual report on Form 10-K for the year ended December 31, 1999, any subsequent quarterly report or as set forth on Annex 5.3 attached hereto.

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         5.4  Capitalization,  Etc. The authorized  capital stock of the Company immediately upon the consummation at Closing of the transactions contemplated hereby, and prior to giving effect thereto, shall consist of:

              (a) Five Million (5,000,000) shares of undesignated preferred stock, $0.01 par value, of which;

                   (i) Two Hundred Thousand (200,000) shares have been designated as Series D Cumulative Convertible Preferred Stock ("Series D Preferred Stock"), of which 200,000 shares are outstanding, all of which are validly issued and outstanding, fully paid and non-assessable; and

                   (ii) Four Million Eight Hundred Thousand (4,800,000) shares are currently undesignated preferred stock, none of which are issued and outstanding.

              (b) Twenty Five Million (25,000,000) shares of Common Stock, of which (i) Nine Million Fifty Thousand Six Hundred Thirty Eight (9,050,638) shares are outstanding, all of which are validly issued and outstanding, fully paid and non-assessable; and (ii) Two Million Fifty Eight Thousand Two Hundred Thirty Seven (2,058,237) shares are duly reserved for issuance in connection with the conversion of the Series D Preferred Stock and payment of dividends on the Series D Preferred Stock as set forth in the Company's Certificate of Designation related thereto. 14,379,836 shares of Common Stock represent the Company's total common equity on a Fully-Diluted Basis. For purposes of the foregoing, "Fully-Diluted Basis" means (i) all shares of Equity Securities (as defined below) outstanding, (ii) all securities convertible into or exercisable for shares of Equity Securities, as if exercised and converted to the fullest extent of their terms, (iii) all securities issuable pursuant to contractual or other obligations of the Company, excluding Common Stock dividends to be issued to the holders of the Company's Series D Preferred Stock after the date hereof and excluding shares of capital stock issuable pursuant to the Company's Shareholder Protection Rights Agreement, dated September 15, 1997, as amended (the "Rights Plan"), (iv) all shares of Equity Securities reserved for issuance to employees, consultants or directors of the Company or any other Person and
(v) all shares issuable upon the exercise of the options, warrants and all other rights or securities referred to in Annex 5.4(c). Upon consummation of the transactions contemplated hereby, the number of Shares purchased by the Investor shall represent (i) % of the Company's total common equity on a Fully Diluted Basis and (ii) % of the Company's total common equity on a diluted basis calculated in accordance with Regulation 13D of the Exchange Act (i.e., the percentage the Investor would be required to set forth in any Schedule 13D that the Investor may be required to file with the Commission as a result of the consummation of the transactions contemplated hereby. Annex 5.4(b) attached hereto contains a list of (y) all beneficial holders of record owning five percent (5%) or more of outstanding capital stock and (z) all other beneficial holders known to the Company, of five percent (5%) or more of the Company's outstanding capital stock and beneficial holders known to the Company to have filed a Schedule 13D or 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act") including, for both (y) and (z) above, the number of shares of outstanding capital stock beneficially owned by each such holder; and

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              (c) Annex 5.4(c) attached  hereto lists all  outstanding  options, warrants, convertible securities, agreements, commitments, arrangements or undertakings of any kind pursuant to which the Company or its Subsidiaries are or may become obligated to issue any shares of Common Stock or other Equity Security and names all Persons (as defined in Section 10) entitled to receive such Common Stock or other Equity Security and the amount of securities required to be issued thereunder. There are no bonds, debentures, notes or other indebtedness of the Company or its Subsidiaries having the right to vote (or convertible into, or exchangeable for, Common Stock or other Equity Securities having the right to vote) on any matters on which stockholders of the Company or its Subsidiaries may vote. Except as set forth on Annex 5.4(c), there are no outstanding securities, options, warrants, agreements, commitments, arrangements or undertakings of any kind to which the Company or its Subsidiaries are a party or by which the Company or its Subsidiaries are bound obligating the Company or its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, directly or indirectly, additional shares of Common Stock or other Equity Securities or obligating the Company or its Subsidiaries to issue, grant, extend or enter into any such option, warrant, agreement, commitment, arrangement or undertaking. Except as set forth on Annex 5.4(c), there are no outstanding contractual obligations of the Company or its Subsidiaries to repurchase, redeem or otherwise acquire, or providing preemptive rights, stock purchase rights, rights of first refusal, registration rights or similar rights with respect to, any shares of Common Stock or other Equity Securities. The Company and its Subsidiaries do not have outstanding any loans to any Person in respect of the purchase of Common Stock or other Equity Securities. The Company is not a party to any, and, to the Company's knowledge there is no, voting trust, agreement or arrangement among any of the beneficial holders of Common Stock affecting the exercise of the voting rights of such securities. The term "Equity Security"
means   with   respect  to  any   Person,   any  and  all   shares,   interests,
participation's, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock or similar security of the Company or any and all rights, warrants, options or other security convertible or exchangeable, with or without consideration, into or for any such shares or similar security (including, but not limited to, any debt security that is exchangeable for or convertible into such capital stock), or any security carrying any warrant or right to subscribe to or purchase any such shares or similar security, or any such warrant or right, including shares of preferred stock.

              (d) Except as set forth on Annex 5.4(d), neither the offer nor the issuance or sale of the Shares, the Warrants or the Warrant Shares constitutes or will constitute an event, under any Equity Security or any anti-dilution or similar provision of any option, warrant, agreement, commitment, arrangement or undertaking to which the Company is a party or by which it is bound or affected, which would either increase the number of shares of Equity Securities issuable upon conversion of any securities or upon exercise of any warrant or right to subscribe to or purchase any Shares, Warrants or Warrant Shares or similar security or decrease the consideration per share of Equity Security to be received by the Company upon such conversion or exercise or otherwise result in any change to any conversion or exchange ratio.

         5.5 Securities. The Shares, the Warrants and the Warrant Shares are duly authorized and, when issued and paid for pursuant to the terms of this Agreement, will be validly issued, fully paid and non-assessable and will be free and clear of all Liens (as defined in Section 10) and restrictions, other than restrictions on transfer imposed by (a) Sections 4.2 and 4.3, (b) applicable state securities laws and (c) the Securities Act.

         5.6 Corporate Acts and Proceedings. The Company has the full corporate power and authority to execute and deliver this Agreement, the Registration Rights Agreement and the Warrant and to perform its obligations hereunder and thereunder. All corporate acts and proceedings required for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement and the Warrant, the offer, issuance and delivery of the Shares, the Warrants and the Warrant Shares and the performance of this Agreement, the Registration Rights Agreement and Warrant have been duly and validly taken or will have been so taken prior to the Closing. This Agreement, the Registration Rights Agreement and the Warrant have been duly executed and delivered by the Company.

         5.7 Compliance with Laws and Other Instruments. The business and operations of the Company and each of its Subsidiaries have been and are being conducted in material compliance with all applicable federal, state local and foreign laws, rules and regulations. The execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement and the
Warrant: (a) will not require from the Company's Board of Directors (the "Board") or stockholders any consent or approval that has not been validly and lawfully obtained other than as set forth on Annex 5.7 hereto, (b) will not require any authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, except such as will have been lawfully and validly obtained prior to the Closing, (c) will not cause the Company to violate or contravene (i) any provision of law, (ii) any rule or regulation of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award or (iv) any provision of the Certificate of Incorporation or Bylaws of the Company (or any of its Subsidiaries), (d) will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its properties, assets or rights is bound or affected and (e) will not result in the creation or imposition of any Lien. The Company is not in violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Certificate of Incorporation or Bylaws or of any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights is bound or affected. The Company is not subject to any restriction of any kind or character which materially affects in any way its business, properties, assets or prospects or which prohibits the Company from entering into this Agreement, the Registration Rights Agreement or the Warrant or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement, the Registration Rights Agreement or the Warrant or the consummation of the transactions contemplated hereby or thereby.

         5.8 Binding Obligations. This Agreement, the Registration Rights Agreement and the Warrant constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

         5.9 Securities Laws. The offer, issuance and sale of the Shares, the Warrants and the Warrant Shares are or will be (a) exempt from the registration and prospectus delivery requirements of the Securities Act, (b) registered or qualified (or are exempt from registration or qualification) under the registration or qualification requirements of all applicable state securities and blue sky laws, rules and regulations and (c) accomplished in conformity with all other federal and applicable state securities and blue sky laws, rules and regulations.

         5.10 No Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company or any Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity, except, in the case of the Company, for compensation due TASCM, which is acting as the Company's financial adviser in connection with such transactions. Such compensation shall include a total cash payment of $450,000 and warrants to purchase 150,000 shares of the Company's Common Stock, which warrants are substantially identical to the Warrants with an exercise price of $5.70 and a term of three (3) years. The Investor shall have no responsibility to pay any fee payable by the Company in connection with the foregoing.

         5.11 Financial Statements.

              (a) The financial statements, together with the related notes, set forth in the Memorandum or in reports filed by the Company with the Commission and referred to in the Memorandum fairly present, on the basis set forth in the Memorandum or in such reports, the financial position and results of operations of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as otherwise stated in the Memorandum or in such reports.

              (b) Neither the Company nor any of its Subsidiaries has any assets or material debts, liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due), which must be disclosed on a balance sheet in accordance with generally accepted accounting principles that are not reflected on the balance sheet (the "Balance Sheet") as of September 30, 2000 (the "Balance Sheet Date"), included in the Company's report on Form 10-Q filed with the Commission, except (i) to the extent set forth on or reserved against in the Balance Sheet and (ii) current liabilities incurred and obligations under agreements entered into, in the usual and ordinary course of business, since the Balance Sheet Date, none of which (individually or in the aggregate) materially affects the business, finances, operations, assets or prospects of the Company and its Subsidiaries taken as a whole.

         5.12 Changes. Except as set forth on Annex 5.12, since the Balance Sheet Date as to clauses (a) and (c) below, and since one year prior to the Balance Sheet Date as to the remaining clauses of this Section, neither the Company nor any of its Subsidiaries has (a) incurred any debts, obligations or liabilities, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business, none of which (individually or in the aggregate) materially affects the business, finances, operations, assets or prospects of the Company and its Subsidiaries taken as a whole, (b) made or suffered any changes in its contingent obligations by way of guaranty, endorsement (other than the endorsement of checks for deposit in the usual and ordinary course of business), indemnity, warranty or otherwise, (c) discharged or satisfied any Liens other than those securing, or paid any obligation or liability other than, current liabilities shown on the Balance Sheet and current liabilities incurred since the Balance Sheet Date, in each case, in the usual and ordinary course of business, (d) mortgaged, pledged or subjected to Lien any of its assets, tangible or intangible, (e) sold, transferred or leased any of its assets except in the usual and ordinary course of business, (f) canceled or compromised any debt or claim, or waived or released any right, of material value, (g) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially affecting the business, finances, operations, assets or prospects of the Company and its Subsidiaries taken as a whole, (h) entered into any transaction other than in the usual and ordinary course of business except for this Agreement (and the transactions contemplated hereby), (i) encountered any labor difficulties or labor union organizing activities, (j) made or granted any wage or salary increase or entered into any employment agreement, (k) issued or sold any shares of capital stock or other Equity Securities or granted any options with respect thereto, or modified any Equity Security, (l) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding Equity Securities, (m) suffered or experienced any change in, or condition affecting the business, finances, operations, assets or prospects of the Company and its Subsidiaries other than changes, events or conditions in the usual and ordinary course of its business, none of which (either by itself or in conjunction with all such other changes, events and conditions) has been material or is reasonably expected to be material, (n) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted or (o) entered into any agreement, or otherwise obligated itself, to do any of the foregoing (collectively "changes") except for changes which, individually and in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         5.13 Material Agreements. Except as filed as Exhibits to the Company's periodic filings with the Commission or as set forth on Annex 5.13 hereto, neither the Company nor any of its Subsidiaries is a party to any written or oral agreement, instrument arrangement or understanding not made in the ordinary course of business that is material to the Company or such Subsidiary, neither the Company nor any of its Subsidiaries is a party to any written or oral (a) agreement with any labor union, (b) agreement for the purchase of fixed assets or for the purchase of materials, supplies or equipment in excess of normal operating requirements, (c) agreement for the employment of any officer, individual employee or other Person on a full time basis or any agreement with any Person for consulting services, (d) bonus, pension, profit sharing, retirement, stock purchase, stock option, deferred compensation, medical, hospitalization or life insurance (other than group medical, hospitalization or insurance plans applicable to all employees in which benefit levels are not related to compensation) or similar plan, contract or understanding with respect to any or all of the employees of the Company or any other Person, (e) indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement, promissory note or other agreement or instrument relating to or evidencing Indebtedness (as defined in Section 10) or subjecting any asset or property of the Company to any Lien or evidencing any Indebtedness, (f) guaranty of any Indebtedness, (g) lease or agreement under which the Company is lessee of or holds or operates any property, real or personal, owned by any other Person under which payments to such Person exceed $100,000 per annum, (h) lease or agreement under which the Company is lessor or permits any Person to hold or operate any property, real or personal, owned or controlled by the Company, (i) except as set forth on Annex 5.4(c), agreement granting any preemptive right, stock purchase right, right of first refusal, registration right or similar right to any Person, (j) agreement or arrangement with any Affiliate (as defined in Section 10) or any Associate (as defined in Rule 405 of the

Commission under the Securities Act) of the Company or any officer, director or stockholder of the Company, (k) agreement obligating the Company to pay any royalty or similar charge for the use or exploitation of any tangible or intangible property, (l) agreement or license under which the Company has granted or transferred to any Person the right to exploit or otherwise use any patent, trademark, service mark, copyright, trade name, trade secret, intellectual property (as defined in Section 5.16(b)) or other intangible asset,
(m) covenant not to compete or other restriction on its ability to conduct a business or engage in any other activity, (n) agreement to register securities under the Securities Act or (o) agreement, instrument or other commitment or arrangement with any Person continuing for a period of more than three months from the Closing Date, which involves an expenditure or receipt by the Company in excess of $50,000 (any such agreements or understandings, the "Material Agreements"), except for agreements which, individually and in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All Material Agreements are legal, valid, binding, and in full force and effect and are enforceable by the Company in accordance with their respective terms, subject to
(x) laws of general applications relating to bankruptcy, insolvency and the relief of debtors, (y) rules of law governing specific performance, injunctive relief or other equitable remedies, and (z) actions or omissions of parties other than the Company. Except as disclosed in Annex 5.13 hereto or the SEC Documents (as defined below), the Company has not granted to any Person rights, whether exclusive or nonexclusive, to develop, manufacture, assemble, distribute, market, or sell its existing and proposed products (including, without limitation, Periostat and Inhibitors of Multiple Proteases and Cytokines compounds), and has not granted any rights that limit the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell, such products. The Company has not adopted a stockholders rights plan, poison pill or similar arrangement other than the Rights Plan. Assuming the accuracy of the Investor's representations and warranties as set forth in Section 4.4 hereof, the consummation of the transactions contemplated by this Agreement (including, without limitation, the (i) acquisition by the Investor of the Shares and the Warrant, (ii) exercise of the Warrants and/or any anti-dilution adjustment thereunder and/or (iii) issuance of the Dividend Shares as described in Section 1(a) of the Registration Rights Agreement) will in no way impact the Rights Plan.

         5.14 Employees. The Company and its Subsidiaries have complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and they have not encountered any material labor difficulties. Except pursuant to ordinary arrangements for employment compensation, the Company is not under any obligation or liability to any officer, director, employee or Affiliate of the Company.

         5.15 Tax Returns and Audits. All required federal, state and local Tax Returns of the Company and its Subsidiaries have been completely and accurately prepared and duly and timely filed, and all Taxes required to be paid, withheld or remitted with respect to the periods covered by such returns have been so paid, withheld or remitted. The Company is not and has not been delinquent in the payment of any Tax, assessment or governmental charge. The Company has never had any Tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any Tax or governmental charge. None of the Company's Tax Returns has ever been audited by governmental authorities and, to the knowledge of the Company, no such audit is currently threatened. The reserves for Taxes, assessments and governmental charges reflected on the

Balance Sheet are and will be sufficient for the payment of all unpaid Taxes, assessments and governmental charges payable by the Company with respect to the period ended on the Balance Sheet Date. Since the Balance Sheet Date, (i) neither the Company nor any of its Subsidiaries has engaged in any transaction, or taken any other action, other than in the ordinary course of business and
(ii) the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, creditors, independent contractors or other third parties, the amount of all Taxes (including, without limitation, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

      No Liens for Taxes exist with respect to any assets or properties of the Company and its Subsidiaries, except for statutory Liens for Taxes not yet due and payable, and the Company and its Subsidiaries have no knowledge of any claim relating to Taxes that, if adversely determined, would result in any Lien on any of the assets or properties of the Company or any of its Subsidiaries.

      Neither the Company nor any of its Subsidiaries (i) is a party to or bound by any written Tax sharing, Tax indemnity or similar agreement with respect to Taxes pursuant to which it will have any obligation to make any payment after the Closing Date, or (ii) has any liability for Taxes of any person (other than members of the affiliated group, within the meaning of Section 1504(a) of the Code, filing consolidated federal income tax returns of which the Company is the common parent) under Treasury Regulation ss. 1.1502-6, Treasury Regulation ss. 1.1502-78 or similar provision of state, local or foreign law, as a transferee or successor, by contract, or otherwise.

      The Company and each of its Subsidiaries have provided or otherwise made available to Investor complete and accurate copies of all Tax Returns, examination reports and statements of deficiencies for all open years.

      Neither the Company nor any of its Subsidiaries has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of state, local or foreign law.

      There is no contract, agreement, plan, or arrangement covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by the Company or any of its Subsidiaries by reason of Section 280G of the Code. None of the Company and its Subsidiaries is a party to any contract, agreement, or other arrangement which could result in the payment of amounts that could be nondeductible by reason of Section 162(m) of the Code.

      There are no requests for rulings or determinations in respect of any Tax (or Tax Asset) pending between the Company or any of its Subsidiaries and any taxing authority.

      Neither the Company nor any of its Subsidiaries has agreed to or is required to make any adjustments under section 481 of the Code by reason of a change of accounting method or otherwise.

      None of the respective assets of the Company or any of its Subsidiaries is required to be treated as being owned by any person, other than the Company or any of its Subsidiaries, pursuant to the "safe harbor" leasing provisions of
Section 168(f)(8) of the Code.

      The Company is not a "United States real property holding corporation" (a "USRPHC") as that term is defined in Section 897(c)(2) of the Code and the regulations promulgated thereunder.

      Neither the Company nor any of its Subsidiaries knows of any change in the rates or basis of assessment of any tax (other than federal income tax), of the Company and its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

      As used in this Agreement, "Taxes" shall include (i) all federal, state, local or foreign and other taxes, levies, fees, charges or assessments including without limitation, all net income, gross income, franchise, profit or gross receipts, ad valorem, capital gains, sales, use, real, or personal property, capital stock, license, payroll, estimated withholding, employment, compensation, utility, severance, production, excise, stamp, occupation, transfer and gains taxes, and customs duties, and includes any interest or penalties on or additions to any such taxes, and (ii) any transferee liability in respect of any items described in clause (i) above. As used in this Agreement, "Tax Return" means report, return, claim for refund or other written information required to be supplied to a taxing authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

      As used in this Agreement, "Tax Asset" means any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction or any other credit or tax attribute that could be carried forward or back to reduce Taxes (including, without limitation, deductions and credits related to alternative minimum Taxes).

         5.16 Patents and Other Intangible Assets.

             (a) Except as set forth on Annex 5.16(a) hereto, the Company and each of its Subsidiaries (i) owns or has the right to use, free and clear of all Liens, claims, and contractual restrictions (whether express or implied), all of its patents, trademarks, service marks, trade names, trade dress, brand names, Internet domain names, web sites or web pages, designs, logos, corporate names, copyrights, licenses, computer software programs and documentation related thereto, Trade Secrets (as defined below) and rights or applications with respect to the foregoing (collectively, "Intellectual Property"), used in or necessary for the conduct of its business as now conducted or proposed to be conducted, (ii) to its knowledge is not infringing upon or otherwise acting adversely to the right or claimed right of any Person under or with respect to any Intellectual Property and (iii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

             (b) The Company and each of its Subsidiaries owns and has the unrestricted contractual right (whether express or implied) to use all product rights, manufacturing rights, development rights, trade secrets, including know-how, negative know-how, formulas, patterns, compilations, programs, devices, methods, techniques, processes, inventions, designs, computer programs and technical data and all information that derives independent economic value, actual or potential, from not being generally known or known by competitors and which the Company has taken reasonable steps to maintain in secret ("Trade Secrets") required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company and its Subsidiaries, to knowledge of the Company, free and clear of any right, Lien or claim of others, including, without limitation, former employers of its employees.

             (c)  The  Company  and  each  of its  Subsidiaries  has  taken  all
commercially   reasonably   actions  to  maintain   and  protect  each  item  of
Intellectual Property.

             (d) Since its organization: (i) the Company has taken commercially reasonable measures to protect the Company Confidential Information (as defined below), and thereby preserve the rights and Intellectual Property of the Company; (ii) each of the Company's employees has entered into an agreement with the Company not to use or disclose or allow anyone else to use or disclose any Company Confidential Information except as may be necessary in the performance of the employees' work or as may be specifically authorized in advance by appropriate officers of the Company; (iii) furthermore, the Company has required other Persons having access to Company Confidential Information to enter into a confidentiality agreement wherein such party acknowledges that it will have access to Company Confidential Information and that such information is to be maintained as secret and confidential to ensure the continued success of the Company, all records remain the property of the originator and that any recipient of Company Confidential Information will not use such information in any way which is detrimental to the Company, and that such recipient agrees not to publish or disclose the Company Confidential Information and that the recipient will not disclose to any Person any of the terms, conditions or other facts with respect to the transaction relating to the Company Confidential Information. Company Confidential Information as used herein, includes information consisting of or relating to the Company's products, business relationships, business strategies, research and development, Intellectual Property, technical information, innovations, concepts, data, reports, techniques, pricing, marketing plans, customer and prospect lists, trade secrets, financial information, salaries, business affairs, suppliers, profits, markets, sales strategies, forecasts, employee information and any other commercially useful or valuable information not available to the general public, whether written or oral, which the Company considers confidential for any purpose, such as maintaining competitive advantage or avoiding undesirable publicity; with the exception that Company Confidential Information does not include information which (i) becomes generally available to the public except as a result of a disclosure by the recipient (or its representatives), (ii) was available to the recipient on a non-confidential basis prior to its disclosure to the recipient by the Company, or (iii) becomes available to the recipient on a non-confidential basis from a source other than the Company (provided, however, such source is not bound by a confidentiality with either party or their respective representatives).

             (e) Except as set forth on Annex 5.16(d), neither the Company nor any of its Subsidiaries has sold, transferred, assigned, licensed or subjected to any Lien, any Intellectual Property, trade secret, know-how, Invention (defined below), design, process, computer program or technical data, or any interest therein, necessary or useful for the development, manufacture, use, operation or sale of any product or service presently under development or manufactured, sold or rendered by the Company, except for licenses to use the Company's and its Subsidiaries technology and products granted in the ordinary course of business to distributors and other customers. As used herein, "Invention" means all inventions, developments and discoveries which during the period of an employee's or other Person's service to the Company and its Subsidiaries he or she makes or conceives of that relate to any subject matter with which his or her work for the Company may be concerned, or relate to or are connected with the business, products, services or projects of the Company, or relate to the actual or demonstrably anticipated research or development of the Company or involve the use of the Company's time, material, facilities or trade secret information.

             (f) Except as set forth on Annex 5.16(a), no director, officer, employee, agent or stockholder of the Company owns or has any right which has not been assigned to the Company in the Intellectual Property of the Company or any Inventions, developments or discoveries used in or necessary for the conduct of the Company's business as now conducted or as proposed to be conducted.

             (g) Neither the Company nor any of its Subsidiaries has received any communication alleging or stating that the Company or any of its Subsidiaries or any employee thereof has violated or infringed, or by conducting business as proposed, would violate or infringe, any patent, trademark, service mark, trade name, copyright, trade secret, proprietary right, process or other intellectual property of any Person.

             (h) To the knowledge of the Company and its Subsidiaries, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company or it Subsidiaries.

         5.17  Employment Benefit Plans--ERISA.

             (a) Set forth in Annex 5.17 attached hereto is an accurate and complete list of all employee benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all other pension, retirement, supplemental retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, stock purchase, stock ownership, stock option, stock appreciation right, employment, severance, salary continuation, termination, change-of-control, health, life, disability, group insurance, vacation, holiday and fringe benefit plan, program, contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen or terminated) maintained, contributed to, or required to be contributed to, by the Company or any ERISA Affiliate for the benefit of any employee, former employee, director or officer of the Company or under which the Company or any ERISA Affiliate has or may have, directly or indirectly, whether contingently or otherwise any liability with respect to any employee, former employee, director or officer of the Company ("Employee Benefit Plans"). The term "ERISA Affiliate" means (i) any corporation included with the Company in a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) any trade or business (whether or not incorporated) which is under common control with the Company within the meaning of Section 414(c) of the Code; (iii) any member of an affiliated service group of which the Company is a member within the meaning of Section 414(m) of the Code; or (iv) any other person or entity treated as an affiliate of the Company under Section 414(o) of the Code.

             (b) Each Employee Benefit Plan (including any related trust) materially complies in form with, and has at all times been maintained and operated in material compliance with its terms and, the requirements of all applicable laws, including, without limitation, ERISA, the Code and the Consolidated Omnibus Budget Reconciliation Act ("COBRA"). No known condition or circumstance exists that would prevent the amendment or termination of any Employee Benefit Plan.

             (c) Neither the Company nor any current ERISA Affiliate is, or within the seven (7) years immediately preceding the date of this Agreement was, required to contribute to or maintain any multiemployer plan, as defined by
Section 3(37) of ERISA or any plan subject to Part 3, Subtitle B of Title I of ERISA or Title IV of ERISA. Neither the Company nor any ERISA Affiliate, while an ERISA Affiliate, has incurred any withdrawal liability, within the meaning of
Section 4201 of ERISA to any multiemployer plan, which liability has not been fully paid as of the date hereof. No Employee Benefit Plan which is a "group health plan" (as such term is defined in Section 5000(b)(1) of the Code or Section 607(1) of ERISA) is a "multiple employer welfare arrangement," within the meaning of Section 3(40) of ERISA. Neither the Company nor any of its Subsidiaries has any obligation to provide or any direct or indirect liability, whether contingent or otherwise with respect to the provision of post-employment or retiree health, life insurance and/or other welfare benefits, except any requirements pursuant to COBRA. Neither the Company nor any of its Subsidiaries has any funded or unfunded liabilities pursuant to any employee benefit pension plan (as defined in Section 3(2) of ERISA) that is not intended to be qualified under Section 401(a) of the Code. No asset of the Company or any of its Subsidiaries is subject to any lien arising under Section 302(f) of ERISA or
Section 412(n) of the Code, and, to the Company's knowledge, no event has occurred and no condition or circumstance exists that is reasonably likely to give rise to any such lien. Neither the Company nor any of its Subsidiaries has been required to provide any security under Section 307 of ERISA or Section 401(a)(29) or 412(f) of the Code, and, to the Company's knowledge, no event has occurred and no condition or circumstance exists that is reasonably likely to give rise to any such requirement to provide any such security.

             (d) Except as set forth on Annex 5.17(d), there are no actions, suits, claims, or disputes pending, or, to the knowledge of the Company, threatened or reasonably expected to be asserted against or with respect to any Employee Benefit Plan or the assets of any such plan (other than routine claims for benefits and appeals of denied routine claims).

             (e) Full payment has been timely made of all amounts which the Company or any ERISA Affiliate is required, under applicable law or under any Employee Benefit Plan or any agreement relating to any Employee Benefit Plan to which the Company or any ERISA Affiliate is a party, to have paid as contributions or premiums thereto as of the last day of the most recent fiscal year of such Employee Benefit Plan ended prior to the Closing.

             (f) Each  Employee  Benefit  Plan  intended to be  qualified  under
Section 401(a) of the Code has, as currently in effect, been determined to be so qualified by the IRS or an application for a determination letter will be submitted to the IRS no later than the end of the applicable remedial amendment period as described in Section 401(b) of the Code. Since the date of each most recent determination referred to in this paragraph (f), no event has occurred and no condition or circumstance has existed that resulted or is reasonably likely to result in the revocation of any such determination or that would adversely affect the qualified status of any such Employee Benefit Plan or the exempt status of any such trust.

             (g) Neither the Company nor any ERISA Affiliate nor any of their respective directors, officers, employees or, to the knowledge of the Company, other Persons who participate in the operation of any Employee Benefit Plan or related trust or funding vehicle, has engaged in any transaction with respect to any Employee Benefit Plan or breached any applicable fiduciary responsibilities or obligations under Title I of ERISA with respect to such plans that would subject any of them to a tax, penalty or liability for prohibited transactions or which would constitute a breach of any obligations under ERISA or the Code or which would result in any claim being made under, by or on behalf of any such Employee Benefit Plan by any party with standing to make such claim.

             (h) The execution of this Agreement and the consummation of the transactions contemplated hereby, do not constitute a triggering event under any Employee Benefit Plan or arrangement, whether or not legally enforceable, which will or may result in any payment (whether of severance pay or otherwise), "parachute payment" (as such term is defined in Section 280G of the Code), acceleration, vesting or increase in benefits to any employee or former employee or director of the Company or any of its Subsidiaries. No Employee Benefit Plan provides for the payment of severance, termination, change in control or similar-type payments or benefits.

         5.18 Permits; Environmental Matters. The Company and its Subsidiaries have accrued or otherwise provided, in accordance with generally accepted accounting principles, consistently applied, for all damages, liabilities, penalties or costs that they may incur in connection with any claim pending or threatened against them, or any requirement that is or may be applicable to them, under any Environmental Laws (defined below), and such accrual or other provision is reflected in the Company's most recent filings with the Commission and:

             (a) The Company and its Subsidiaries are in compliance with all applicable laws, rules, regulations, ordinances, orders decrees and common law relating to contamination, pollution or the protection or human health or the environment ("Environmental Laws"), and the Company and its Subsidiaries have all permits, licenses, registrations and other governmental authorizations required under such laws ("Environmental Permits") for their operations, and there are no violations, investigations or proceedings pending or, to the knowledge of Company or its Subsidiaries, threatened with respect to Environmental Laws or such Environmental Permits except where the failure to have such Environmental Permits or where the violation, investigation or proceeding relating thereto would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

             (b) No notice, notification, demand, request for information, citation, summons, complaint or order is pending or has been received by or, to the knowledge of the Company or its Subsidiaries, is threatened by any person against the Company or its Subsidiaries under any Environmental Laws or in respect of any of the properties or facilities now or previously owned, leased or operated by the Company or its Subsidiaries. No penalty has been assessed against the Company or its Subsidiaries, and no liability has been imposed upon the Company or its Subsidiaries, under Environmental Law with respect to any alleged notification, demand, request for information, citation, summons, complaint or order except where such matters have been fully resolved, or where resolution would not, individually or in the aggregate be reasonably expected to, have a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

             (c) No hazardous, toxic or regulated substance, waste, materials or chemical ("Hazardous Substance") has been discharged, generated, treated, manufactured, handled, stored, transported, emitted, released or is present at any property now or previously owned, leased or operated by the Company or its Subsidiaries in violation of any Environmental Law or under circumstance which, individually or in the aggregate, would have in a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         5.19 Title to Property and Encumbrances; Leases. The Company and each of its Subsidiaries has good and marketable title to all of its properties and assets, including, without limitation, the properties and assets reflected on the Balance Sheet and the properties and assets used in the conduct of its business, except for properties disposed of in the ordinary course of business since the Balance Sheet Date and properties held under valid and subsisting leases which are in full force and effect and which are not in default, subject to no Lien other than Permitted Liens (as defined in Section 10). All leases under which the Company or any such Subsidiary is lessee of any real or personal property are valid, enforceable and effective in accordance with their terms; there is not under any such lease any existing or claimed default by the Company or such subsidiary or event or condition which with notice or lapse of time or both would constitute a default by the Company.

         5.20 Condition of Properties. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are adequate and sufficient for their businesses.

         5.21 Insurance Coverage. There is in full force and effect one or more policies of insurance (including, but not limited to, product liability, fire and casualty insurance policies) issued by insurers that are financially sound and of recognized responsibility insuring the Company and its Subsidiaries and their properties and businesses against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or similar business and similarly situated. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will be unable to renew its existing insurance coverage as and when the same expires upon terms at least as favorable as those presently in effect, other than possible increases in premiums that do not result from any act or omission of the Company.

         5.22 Litigation. Except as set forth on Annex 5.22, there is no legal action, suit, arbitration or other legal, administrative, regulatory or other governmental investigation (including, but not limited to, the United States Food and Drug Administration (the "FDA"), any state, local or foreign regulatory equivalent of the FDA and any other regulatory entity that regulates the business and/or products of the Company) (collectively, "Governmental Bodies"), inquiry or proceeding (whether federal, state, local or foreign) pending or, to the Company's knowledge, threatened against or affecting (a) the Company or any of its Subsidiaries or any of their respective properties, assets or business (existing or contemplated), (b) Intellectual Property, (c) Material Agreement or
(d) any employee of the Company or any such Subsidiary, before any court or governmental department, commission, board, bureau, agency or instrumentality or any arbitrator, except for suits, arbitrations, investigations, inquiries and proceedings which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. After reasonable investigation, neither the Company nor any employee or agent of nor attorney for the Company is aware of any fact that might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. The Company has not been subject to any adverse ruling by any Governmental Bodies and is not aware of any potential adverse ruling by any Governmental Bodies against the Company. Neither the Company nor any employee is in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign).

         5.23 Registration Rights. Except as disclosed in Annex 5.4(c), the Company has not agreed to register under the Securities Act any of its authorized or outstanding securities other than under the Registration Rights Agreement.

         5.24 Licenses. The Company and its Subsidiaries possess from the appropriate agency, commission, board and governmental body and authority, whether state, local or federal, all material licenses, permits, authorizations, approvals, franchises and rights which are necessary for them to engage in the business currently conducted by them and proposed to be conducted, including, without limitation, the development, manufacture, use, sale and marketing of its existing and proposed products and services. All such certificates, licenses, permits, authorizations and rights have been lawfully and validly issued, are in full force and effect.

         5.25 Interested Party Transactions. No officer, director or, to the Company's knowledge, beneficial holder of more than five percent (5%) of the shares of Common Stock outstanding of the Company or any Affiliate or Associate of any such individual or the Company has or has had, either directly or indirectly, (a) an interest in any Person which (i) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or (ii) purchases from or sells or furnishes to the Company any goods or services or (b) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected, except, in each case, as disclosed in the Memorandum.

         5.26 Accountants. KPMG LLP, who the Company expects will express their opinion with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 2000 into the Registration Statement (as defined below) and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated by the Commission thereunder (the "Rules and Regulations").

         5.27 Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

         5.28 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, the Warrants or the Warrant Shares.

         5.29 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Act and Exchange Act since its initial public offering. The following documents complied in all material respects with the Commission's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

             (a) Quarterly Reports on Form 10-Q for the Quarters ended March 31, 2000, June 30, 2000, and September 30, 2000 filed with the Commission on May 12, 2000, August 14, 2000, and November 14, 2000, respectively;

             (b) Annual Report on Form 10-K for the Year Ended December 31, 1999, filed with the Commission on March 29, 2000; and

             (c) All other documents, if any, filed by the Company with the Commission since December 31, 1998 (collectively, the "SEC Documents").

      No Subsidiary is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file any documents with the Commission or any national securities exchange or quotation service or comparable governmental body, whether domestic or foreign.

         5.30 No Material Adverse Change. Since September 30, 2000, there has been no change, event or occurrence which has, individually or in the aggregate, had or is reasonably expected to have a material adverse effect on the business, assets, properties, liabilities, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole ("Material Adverse Effect"), and to the knowledge of the Company no such change, event or occurrence is threatened, nor has there been any damage, destruction or loss which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not covered by insurance.

         5.31 Exemption from Registration; Restrictions on Offer and Sale of Same or Similar Securities. Assuming the representations and warranties of the Investor set forth in Section 4.4(b) hereof are true and correct in all material respects, the offer and sale of the Shares made pursuant to this Agreement will be exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has, in connection with the offering of the Shares, engaged in (i) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 502(c) under the Securities Act), (ii) any action involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) any action that would require the registration under the Securities Act of the offering and sale of the Shares pursuant to this Agreement or that would violate applicable state securities or "blue sky" laws. The Company has not made and will not prior to the Closing make, directly or indirectly, any offer or sale of shares of its Equity Securities, or any options, if as a result the offer and sale of the Shares contemplated hereby, or any of them, could fail to be entitled to exemption from the registration requirements of the Securities Act. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

      6. CONDITIONS OF PARTIES' OBLIGATIONS.

         6.1 Conditions of Investor's Obligations at Closing. The obligation of the Investor to purchase and pay for the Shares and the Warrant that it has agreed to purchase on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the Investor.

             (a) No Errors, etc. The representations and warranties of the Company in this Agreement will be true and correct in all material respects, except to the extent qualified by materiality, in which case such representations and warranties shall be true and correct in all respects, on the Closing Date.

             (b) Compliance with Agreement. The Company will have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

             (c) No Default. There will not exist on the Closing Date any Default (as defined in Section 10) or Event of Default (as defined in Section
10) or any event or condition which, with the giving of notice or lapse of time or both, would constitute a Default or Event of Default.

             (d) Officer's Compliance Certificate. The Company will have delivered to each Investor a certificate dated the Closing Date, executed by its Chief Executive Officer and Chief Financial Officer certifying, upon having made a reasonable investigation sufficient to express an informed view, the satisfaction of the conditions specified in subsections (a), (b) and (c) of this Section.

             (e) Opinion of Company's Counsel. The Investors will have received from Hale and Dorr LLP, Princeton, New Jersey, counsel for the Company, a favorable opinion dated the Closing Date substantially in the form of Annex 6.1(e) hereto.

             (f) Supporting Documents. The Investor will have received:

                (i) Copies of the actions of the Board, certified by the Secretary of the Company, authorizing and approving the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Warrant and all other documents and instruments to be delivered pursuant hereto and thereto;

                (ii) A certificate of incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute the documents referred to in subparagraph (i) above and further certifying that the Certificate of Incorporation and Bylaws of the Company delivered to the Investors at the time of the execution of this Agreement have been validly adopted and have not been amended, modified, repealed, revoked or rescinded; and

                (iii)  Such  additional   supporting   documentation  and  other
information with respect to the transactions contemplated hereby as the Investors through the Placement Agent may request.

             (g) Proceedings and Documents. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transactions will be satisfactory in form and substance to the Investors.

             (h)  Registration   Rights  Agreement.   The  Registration   Rights
Agreement shall have been executed and delivered by the Company.

             (i) Memorandum. The Investor shall have received a true, complete and correct copy of the final Memorandum and any material changes set forth therein from the Memorandum previously delivered to the Investor on or prior to the date hereof shall be satisfactory to the Investor.

             (j) Material Adverse Change. There shall have been no material adverse change (actual or threatened) in the assets, liabilities (contingent or other), affairs, operations, or condition (financial or other) of the Company or any of its Subsidiaries prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

             (k) No Proceedings. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

             (l) Necessary Consents. The purchase of and payment for the Shares and the Warrants by the Investor shall not be prohibited by any law or governmental order or regulation. Except with respect to those stockholders set forth on Annex 5.7 hereto, all necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect, unless waived in writing by the Investor.

             (m) Corporate Proceedings, etc. All instruments and corporate proceedings of the Company in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Investor, and the Investor shall have received copies (executed or certified, as may be appropriate) of all documents which the Investor may have reasonably requested in connection with such transactions.

             (n) Other Agreements. The Investor shall have received true, complete and correct copies of the final material agreement(s) between the Company and the other Investors pursuant to the Other Agreements and the transactions contemplated by the Other Agreements shall have been consummated.

         6.2 Conditions of Company's Obligations. The Company's obligation to issue and sell the Shares and the Warrants to the Investor on the Closing Date is subject to: (i) the receipt and acceptance by the Company of a fully executed Agreement for the Shares; (ii) the representations and warranties of the Investor shall be true and correct in all material respects as of Closing; (iii) receipt of the Investor's Purchase Price; and (iv) receipt of all requisite consents and waivers with respect to the transactions contemplated hereby.

      7. AFFIRMATIVE COVENANTS. The Company will, unless the Holders of a Requisite Majority of the Restricted Shares (as hereinafter defined) otherwise agree in writing, so long as any Investor is a Holder of Restricted Shares, (as to itself and each of its Subsidiaries unless the context otherwise requires):

         7.1 Maintain Corporate Rights and Facilities. Maintain and preserve its corporate existence and all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair and conduct its business in an orderly manner without voluntary interruption.

         7.2 Maintain Insurance. Maintain in full force and effect the coverages referred to in Section 5.20.

         7.3 Pay Taxes and Other Liabilities. Pay and discharge, or cause to be paid or discharged before the same become delinquent and before penalties accrue thereon, all Taxes, assessments and governmental charges upon or against it or any of its properties, and all its other material liabilities at any time existing, except to the extent and so long as (a) the same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, (b) it has set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed by it adequate with respect thereto, and (c) the Company will pay all such Taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

         7.4 Replacement of Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any certificate representing Shares, Warrants or Warrant Shares issue a new certificate representing such Shares in lieu of the lost, stolen, destroyed or mutilated certificate.

         7.5 Compliance with Article 6. Use commercially reasonable efforts to cause the conditions specified in Section 6.1 to be met by the Closing Date.

         7.6 Securities Law Filings. Make all filings necessary to perfect in a timely fashion exemptions from (a) the registration and prospectus delivery requirements of the Securities Act and (b) the registration or qualification requirements of all applicable securities or blue sky laws of any state or other jurisdiction for the issuance of the Shares, the Warrants and the Warrant Shares to the Investor.

         7.7 Use of Proceeds. Use the proceeds from the sale of the Shares and Warrants hereunder substantially for the Company's direct-to-consumer advertising campaign and to fund working capital. Pending such use of the proceeds, the Company shall invest the cash in short-term, interest-bearing, investment grade securities.

         7.8 Subsequent Offerings. Except with respect to those stockholders set forth on Annex 5.7 hereto, the Company shall obtain Waivers of Rights In Connection With A Private Placement of the Company's Common Stock, Warrants and Warrant Shares ("Waivers") from all of the Company's stockholders having a right to notice of, a right to participate in, a right to consent to or a right to register shares in connection with the transactions contemplated hereby, all of which stockholders are listed on Annex 7.8 hereto, which Annex 7.8 includes all applicable stockholders listed on Annex 5.4(c) hereto, and shall use commercially reasonable efforts to enforce such Waivers.

         7.9 Register Shares; Rule 144 Reporting. The Company agrees to register the Shares and the Warrant Shares in accordance with the Registration Rights Agreement. From and after the date of this Agreement, the Company agrees that it will use commercially reasonable efforts to file with the Commission, within the time periods specified in the Commission's rules and regulations, (i) all quarterly and annual financial information required to be filed with the SEC on Forms 10-Q and 10-K, (ii) all current reports required to be filed with the Commission on Form 8-K and (iii) any other information required to be filed with the Commission. Further, the Company agrees that it will, for so long the Investor or its Affiliates continues to hold any Shares or Shares issuable upon exercise of the Warrants, use commercially reasonable efforts to qualify for use of Form S-3 under the Securities Act.

         7.10 USRPHC. The Company covenants that it will not become a USRPHC at any time while the Investor owns the Shares. In the event that the Investor desires to sell or dispose of any of the Shares, and upon demand by the Investor, the Company agrees to deliver to the Investor a letter (the "Letter") which complies with Sections 1.1445-2(c)(3) and 1.897-2(h) of the treasury regulations promulgated under the Code (the "Treasury Regulations"), addressed to the Investor, stating that the Company is not, and has not been, a USRPHC during the period equal to the lesser of (i) the period beginning five years prior to the date of the Letter through the date of the Letter and (ii) the period from the date of this Agreement through the date of the Letter. The Letter shall be delivered to the Investor one business day prior to the close of any sale of the Shares by the Investor (the "Delivery Date"). The Letter shall be dated as of the Delivery Date and signed by a corporate officer who must verify under penalties of perjury that the statement is correct to his knowledge and belief pursuant to Section 1.897-2(h) of the Treasury Regulations.

         7.11 Conduct Prior to Closing. From and after the date of this Agreement until the Closing, the Company and the Investor shall act with good faith towards, and shall use their reasonable efforts to consummate, the transactions contemplated by this Agreement, and neither the Company nor the Investor will take any action that would prohibit or impair its ability to consummate the transactions contemplated by this Agreement. From the date hereof until the Closing, the Company shall conduct its business in the ordinary course and shall use all reasonable efforts to preserve intact its business organizations and relationships with third parties and to keep available the services of the present directors, officers and key employees. Without limiting the generality of the foregoing, from the date hereof until the Closing, except as contemplated by this Agreement, without the prior written consent of the Investor: (a) the Company shall not adopt or propose (or agree to commit to) any change in the Certificate of Incorporation or its By-Laws; (b) other than in the ordinary course of business of the Company consistent with past practice, the Company shall not, sell or license any of the assets of the Company; (c) other than in the ordinary course of business of the Company consistent with past practice, the Company shall not acquire any assets of any other Person or Persons or acquire any equity, partnership or other interests in any other Person or Persons; (d) the Company shall not repay, redeem or repurchase any indebtedness of the Company or any shares of capital stock of the Company; (e) the Company shall not enter into any transaction with any director, executive officer or Affiliate of the Company out of the ordinary course of its business consistent with past practice; (f) the Company shall not
(i) grant to any employee any increase in salary or other remuneration not consistent with past practices or any increase in severance or termination pay;
(ii) grant or approve any general increase in salaries of all or a substantial portion of its employees not consistent with past practice; (iii) pay or award any bonus, incentive, compensation, service award or other like benefit for or to the credit of any employee except in accordance with written policy or consistent with past practice; or (iv) enter into any employment contract or severance arrangement with any employee except in accordance with written policy or consistent with past practice or adopt or amend in any material respect any of its employee benefit plans except as required by law; (g) the Company shall not take or agree to commit to take any action that would make any representation or warranty of the Company hereunder required to be true at and as of the Closing as a condition to the Investor's obligations to consummate the transactions contemplated hereby, inaccurate at the Closing; and (h) the Company shall not agree or commit to do any of the foregoing. From the date hereof until the Closing, each of the Subsidiaries will be prohibited from taking any of the actions contemplated by the foregoing sentence without the prior written consent of the Investor.

      From and after the date of this Agreement until the Closing, the Company will permit the Investor and its officers, directors, employees, counsel, accountants and other authorized representatives of the Investor or any of its Affiliates to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom and to discuss its affairs, business practices, finances and accounts with their respective directors, officers and independent public accountants, as often as may be reasonably requested, upon reasonable advance notice to the Company.

         7.12 Shareholder Protection Rights Agreement. The Company shall use commercially reasonable efforts to amend the Rights Plan to permit those persons or entities who become Beneficial Owners (as defined in the Rights Plan) of more than the Specified Percentage (as defined in the Rights Plan) of the outstanding shares of Common Stock but who acquired Beneficial Ownership (as defined in the Rights Plan) of shares of Common Stock without any plan or intention to seek or affect control of the Company to enter into an irrevocable commitment to divest such ownership within thirty (30) days of first having knowledge of such ownership, provided they thereafter divest within such thirty
(30) day period (without exercising or retaining any power, including voting, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of more than the Specified Percentage of the outstanding shares of Common Stock, without triggering the Rights Plan.

         7.13 Waivers and Consents. The Company agrees to use its commercially reasonable efforts to obtain, as soon as possible, from each stockholder of the Company listed on Annex 5.7 hereto, written waivers of any rights they may have in connection with, and consents to, the transactions contemplated by this Agreement.

      8. NEGATIVE COVENANTS. From the Closing until the Shares and the Warrant Shares are registered pursuant to an effective registration statement, the Company agrees that unless the Holders of a Requisite Majority of the Restricted Shares otherwise agree in writing, so long as any Investor is a Holder of Securities, the Company (and each of its Subsidiaries unless the context otherwise requires) will not:

         8.1 Changes in Type of Business. Make any substantial change in the character of its business.

         8.2 Loans and Guarantees. Make any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances for travel and entertainment expenses and similar expenditures in the ordinary course of business or under the terms of an employee stock option plan or stock purchase agreement approved by the Board; or guarantee, directly or indirectly, any Indebtedness for Borrowed Money (as defined in Section 10) of any other Person except for trade accounts of the Company or any Subsidiary arising in the ordinary course of business.

         8.3 Restrictive Agreements. Enter into or become a party to any agreement or instrument which by its terms would violate or be in conflict with or restrict the Company's performance of or its obligations under this Agreement including the Registration Rights Agreement.

         8.4 Publicity. Issue any public statement, press release or any other public disclosure listing Investor as one of the purchasers of the Shares or the Warrant Shares. From and after the date of this Agreement, except to the extent required by applicable laws, rules, regulations or stock exchange requirements, neither (i) the Company or any of its Affiliates nor (ii) the Investor or any of its Affiliates shall, without the written consent of the other, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. In no event will either (i) the Company or any of its Affiliates or (ii) the Investor or any of its Affiliates make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement without consulting with the other party, to the extent feasible, as to the content of such public announcement or press release.

      9. ENFORCEMENT.

         9.1 Remedies at Law or in Equity. If any Default occurs or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered hereunder or pursuant hereto should be untrue or misleading in any material respect as of the date of this Agreement or as of the Closing Date or as of the date it was made, furnished or delivered, the Holder (as defined in Section 10) of any Shares or Warrant Shares may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement including the Registration Rights Agreement and the Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement including the Registration Rights Agreement and the Warrant, or to enforce any other legal or equitable right of such Holder of any such Shares, or to take any one or more of such actions. In the event a Holder brings such an action against the Company, the prevailing party in such dispute will be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of the prevailing party under or with respect to this Agreement including the Registration Rights Agreement and the Warrant, and including, without limitation, reasonable fees and expenses of attorneys and accountants and all fees, costs and expenses of appeals.

         9.2 Cumulative Remedies. None of the rights, powers or remedies conferred upon any Holder of Shares, Warrants or Warrant Shares is mutually exclusive, and each such right, power or remedy is cumulative and in addition to every other right, power or remedy, whether conferred hereby including the Registration Rights Agreement and the Warrant or now or hereafter available at law, in equity, by statute or otherwise.

         9.3 No Implied Waiver. Except as expressly provided in this Agreement, no course of dealing between the Company and the Investor or the Holder of any Shares, Warrants or Warrant Shares and no delay in exercising any such right, power or remedy conferred hereby including the Registration Rights Agreement or the Warrant or now or hereafter existing at law, in equity, by statute or otherwise, will operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

      10. ADDITIONAL DEFINITIONS. Unless the context otherwise requires, the terms defined in this Article have the meanings herein specified for all purposes of this Agreement. All accounting terms used in this Agreement and not defined in this Article should, except as otherwise provided for herein, be construed in accordance with generally accepted accounting principles. Accounting terms defined in this Article and those accounting terms appearing in this Agreement but not defined in this Article should be determined on a consolidated basis for the Company and its Subsidiaries.

            "Affiliate" means any Person which directly or indirectly controls, is controlled by, or is under common control with, the indicated Person.

            "Default" means a default or failure in the due observance or performance of any covenant, condition or agreement on the part of the Company or any of its Subsidiaries to be observed or performed under the terms of this Agreement, if such default or failure in performance remains unremedied for ten days after written notification to the party in default.

            "Event of Default" means (a) the failure of either the Company or any Subsidiary thereof to pay any Indebtedness for Borrowed Money, or any interest or premium thereon, within ten days after the same becomes due, whether such Indebtedness becomes due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, (b) an event of default under any agreement or instrument evidencing or securing or relating to any such Indebtedness or (c) the failure of either the Company or any such subsidiary to perform or observe any material term, covenant, agreement or condition on its part to be performed or observed under any agreement or instrument evidencing or securing or relating to any such Indebtedness when such term, covenant or agreement is required to be performed or observed.

            "Holder" of any Share, Warrant or Warrant Share means the record or beneficial owner of such Share, Warrant or Warrant Share. A Holder of Shares or Warrant Shares will be treated as the Holder of the Restricted Shares underlying the Shares or Warrant Shares.

            "Holders of a Requisite Majority of the Restricted Shares" means the Person(s) who are the Holders at the time of determination of two-thirds or more of the Restricted Shares.

            "Indebtedness" means any obligation of the Company or any Subsidiary thereof that under generally accepted accounting principles is required to be shown on the balance sheet of the Company or such Subsidiary as a liability. Any obligation secured by a Lien on, or payable out of the proceeds of property of the Company or any Subsidiary is deemed to be Indebtedness even though such obligation is not assumed by the Company or any Subsidiary thereof.

            "Indebtedness for Borrowed Money" means (a) all Indebtedness in respect of money borrowed including, without limitation, Indebtedness which represents the unpaid amount of the purchase price of any property and is incurred in lieu of borrowing money or using available funds to pay such amounts and not constituting an account payable or expense accrual incurred or assumed in the ordinary course of business of the Company or any Subsidiary, (b) all Indebtedness evidenced by a promissory note, bond or similar written obligation to pay money or (c) all such Indebtedness guaranteed by the Company or any Subsidiary or for which the Company or any Subsidiary is otherwise contingently liable.

            "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by law.

            "Permitted Liens" means: (a) Liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof is being contested in good faith by appropriate proceedings;
(b) Liens in respect of pledges or deposits under workers' compensation laws or similar legislation, carriers', warehousemen's, mechanics', laborers' and materialmen's and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings; and (c) Liens incidental to the conduct of the business of the Company or any Subsidiary which were not incurred in connection with the borrowing of money or the obtaining of advances or credits, other than the Company's proposed credit facility with Silicon Valley Bank, and which do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business.

            "Person" includes any individual, corporation, trust, association, company, partnership, limited liability company, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

            "Restricted  Shares" means (a) the Shares and the Warrant Shares and
(b) any securities issued or issuable with respect to such Shares or Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that Shares and Warrant Shares will only be treated as Restricted Shares if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Shares or Warrant Shares are removed upon the consummation of such sale and the seller and purchaser of such Shares or Warrant Shares receives an opinion of counsel for the Company, which is in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Shares or Warrant Shares in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction.

            "Subsidiary" means any corporation, association or other business entity at least 50% of the outstanding equity of which entitled to vote in the election of directors (or the equivalent) is at the time owned or controlled directly or indirectly by the Company or by one or more of such subsidiary entities or both.

      11. MISCELLANEOUS.

         11.1 Waivers and Amendments. Neither this Agreement nor the Registration Rights Agreement nor the Warrant nor any provision hereof or thereof, may be amended, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the Company and the Investor. Specifically, but without limiting the generality of the foregoing, the failure of the Investor at any time or times to require performance of any provision hereof or of the Registration Rights Agreement by the Company will not affect its right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, will be deemed to be a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

         11.2 Rights of Holders Inter Se. Each Holder of Shares or Warrant Shares has the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement, the Warrant or any Shares or Warrant Shares, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement or the Warrant and to enter into an agreement with the Company for the purpose of modifying this Agreement or the Warrant or any agreement effecting any such modification. No such Holder will incur any liability to any other Holder or Holders of Shares or Warrant Shares with respect to exercising or refraining from exercising any such right or rights.

         11.3 Exculpation. The Investor acknowledges that it is not relying upon TASCM (or any Affiliate, controlling person, officer, director, stockholder, partner, agent, employee, counsel or other representative thereof), in making its decision to invest in the Company or in monitoring such investment. The Investor agrees that neither TASCM nor any Affiliate, controlling person, officer, director, stockholder, partner, agent, employee, counsel or other representative thereof will be liable for any action heretofore or hereafter (except in the case of fraud) taken or omitted to be taken by any of them relating to or in connection with the Company, the Shares, the Warrant or the Warrant Shares. Without limiting the generality of the foregoing, neither TASCM nor any of its Affiliates, controlling persons, officers, directors, stockholders, partners, agents, employees, counsels or other representatives will have any obligation, liability or responsibility whatsoever for the accuracy, completeness or fairness of any or all information about the Company or any Subsidiary or their respective properties, business or financial and other affairs. The Investor agrees that neither TASCM nor any of its Affiliates, controlling persons, officers, directors, stockholders, partners, agents, employees, counsels or other representatives shall have any obligation or responsibility whatsoever to provide any information the Investor (or any other Person) or to continue to provide any information if any information is provided.

         11.4 Notices. All notices, requests, consents and other communications required or permitted hereunder will be in writing and will be delivered, or mailed first class postage prepaid, registered or certified mail:

             (a) if to any Holder of any of the Shares, Warrant or Warrant Shares, addressed to such Holder at its address shown on its signature page hereto, or at such other address as such Holder may specify by written notice to the Company; or

             (b) if to the Company at the address first above written or at such other address as the Company may specify by written notice to the Investor,

and each such notice, request, consent and other communication will be effective when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

         11.5 Survival of Representations and Warranties, etc. The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder. The foregoing notwithstanding, the Company's liability to the Investor for breaches of, or inaccuracies in, any of the Company's representations and warranties contained in Section 5 (other than as set forth below), shall expire following the first anniversary of the filing with the Commission of the Company's next annual report on Form 10-K (unless the Investor shall have given notice to the Company claiming a breach thereof prior to such date); liability for any breach of or inaccuracy or misrepresentation in Sections 5.16 (Patents and Other Intangible Assets) and 5.18 (Permits; Environmental Matters) shall expire following the third anniversary of the filing with the Commission of the Company's next annual report on Form 10-K (unless the Investor shall have given notice to the Company claiming a breach thereof prior to such date), liability in respect of the breach of or inaccuracy or misrepresentation in Sections 5.15 (Tax Returns and Audits) and
5.17 (Employment Benefit Plans -- ERISA) shall expire following the expiration of the statute of limitations (after giving effect to any extensions granted thereof) for any governmental authority or beneficiary to make any claim with respect to the matters set forth in such Sections (unless the Investor shall have given notice to the Company claiming a breach thereof prior to such time); and there shall be no expiration of the time when a claim may be made by the Investor for breach of or any inaccuracy or misrepresentation in Sections 5.4 (Capitalization) and 5.6 (Corporate Acts and Proceedings). All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company at Closing pursuant to Sections 6.1(d), 6.1(f)(i) or 6.1(f)(ii) hereto will constitute representations and warranties by the Company hereunder.

         11.6 Severability. Should any one or more of the provisions of this Agreement be determined to be illegal, invalid or unenforceable, it is the intention of the parties hereto that all other provisions of this Agreement should be given effect separately from the provision or provisions determined to be illegal, invalid or unenforceable and should not be affected thereby.

         11.7 Parties in Interest. All the terms and provisions of this Agreement are binding upon and inure to the benefit of and are enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, inure to the benefit of and are enforceable by the Holder or Holders at the time of any of the Shares, Warrants or Warrant Shares. Subject to the immediately preceding sentence, this Agreement is not intended by the parties hereto to benefit or be enforceable by any Person other than a party to this Agreement and its successors and assigns, except, in the case of Section 11.3, for TASCM.

         11.8 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. Any references herein to Sections or Annexes are to Sections hereof or Annexes attached hereto unless the context clearly requires otherwise.

         11.9 Choice of Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of Delaware should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

         11.10 Expenses. The Company and the Investor will each pay all expenses incurred by each such party in connection with the transactions contemplated hereby provided, however, that the Company agrees, whether or not the transactions contemplated hereby are consummated, to pay: (a) any allocation of expenses as set forth in the Registration Rights Agreement, notwithstanding that such allocation is in contradiction to the foregoing, (b) fees and expenses incurred with respect to any amendments to this Agreement or the Warrant proposed by the Company (whether or not the same become effective), (c) fees and expenses incurred in connection with any requested waiver of the right of any Holder of Shares, Warrants or Warrant Shares or the consent of any Holder of Shares, Warrants or Warrant Shares to contemplated acts of the Company not otherwise permissible by the terms of this Agreement, the Registration

Rights Agreement or the Warrant, (d) stamp and other taxes, excluding income taxes, which may be payable with respect to the execution and delivery of this Agreement or the issuance, delivery or acquisition of Shares, Warrants or Warrant Shares, (e) fees and expenses incurred in respect of the enforcement of the rights granted under this Agreement, the Registration Rights Agreement or the Warrant provided that the Investor is the prevailing party in any such enforcement action and (f) the reasonable out-of-pocket expenses (not to exceed $50,000 in the aggregate) incurred by the lead Investor in connection with the preparation, execution and/or performance of this Agreement and the transactions contemplated hereby, including the reasonable fees and expenses of agents, representatives, counsel and accountants, whether incurred prior to, on or after the date hereof (which shall be paid by the Company to Perseus-Soros Management, LLC or some other Person designated by the Investor or, at the option of the Investor, by reducing the aggregate purchase price).

         11.11 Investor Indemnities. The Company agrees to indemnify, defend and hold the Investor and its shareholders, officers, trustees, directors, partners, employees, consultants and agents (the "Investor Indemnitees") harmless from and against any damages or third-party claims incurred or suffered by any of the Investors' Indemnitees as a result of or arising out of or in connection with the Company's breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement, the Registration Rights Agreement and the Warrant and such indemnity shall survive the execution and delivery of this Agreement for the respective survival period set forth in Section 11.5 hereof. The applicable Investors' Indemnitees will promptly notify the Company of any potential indemnification claim upon discovery of the facts supporting the potential claim and, if such indemnification is based on a third-party claim, allow the Company to defend, manage and resolve the matter at the Company's cost and with the Investors' Indemnitees' reasonable cooperation. Notwithstanding anything to the contrary stated herein, the indemnity set forth in this Section
11.11 shall cover any and all damages or third party claims incurred or suffered as a result of or arising out of or in connection with the Company's failure, whether before or after the Closing, to obtain written waivers of any rights in connection with, and consents to, the transactions contemplated by this Agreement, including without limitation the written waivers and consents of any parties listed on Annex 5.7 hereto.

         11.12 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

         11.13 Termination.

             (a) Termination. Subject to Section 11.13(b), this Agreement may be terminated at any time prior to the Closing as follows:

                (i) by the Investor if there has been a material breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement, which has not been cured by the Company within 10 days after written notice from the Investor;

                (ii) by the Company if there has been a material breach by the Investor of any representation, warranty, covenant or agreement of the Investor contained in this Agreement, which has not been cured by the Investor within 10 days after written notice from the Company;

                (iii) by the Company or the Investor, if the Closing shall not have occurred on or before April 30, 2001;

                (iv) by the Company or the Investor if (A) there shall be a final nonappealable order of a federal or state court in effect preventing consummation of the transactions contemplated by this Agreement or (B) there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated by this Agreement by any governmental entity which would make consummation of the transactions contemplated by this Agreement illegal; provided, however, that the party seeking to terminate this Agreement must use all reasonable efforts to remove such judgment, injunction, order or decree; or

                (v) by mutual written consent of the Company and the Investor.

             (b) Effect of Termination. If this Agreement is terminated pursuant to Section 11.13(a), this Agreement shall become void and of no effect with no liability on the part of any party hereto, except that Section 8.4 (Publicity) and Article II (Miscellaneous) shall survive the termination hereof.

              [STOCK PURCHASE AGREEMENT SIGNATURE PAGE - COMPANY]

      IN WITNESS WHEREOF, the Company and the Investor have caused this Agreement to be executed by their duly authorized representatives.

COLLAGENEX PHARMACEUTICALS, INC.


By:
   ---------------------------------------
   Name:   Brian M. Gallagher
   Title:  President and Chief Executive Officer

              [STOCK PURCHASE AGREEMENT SIGNATURE PAGE - INVESTOR]

      The foregoing Agreement is hereby accepted as of the date first above written.


By:
   ---------------------------------------
   Name:
   Title:


Address:
         ---------------------------------

         ---------------------------------

         ---------------------------------


------------------------------------------
Tax ID Number


          plus warrants for an additional
          shares of common stock
------------------------------------------
Number of Shares Subscribed for


$
------------------------------------------
Purchase Price

                                     ANNEX A

TASCM Wiring Instructions

                                     ANNEX B

                                     WARRANT


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR WITH ANY SECURITIES COMMISSION UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THIS WARRANT OR THE ISSUER RECEIVES AN OPINION OF COUNSEL STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

No. W-
      ------

                                                      Warrant to Purchase
                                                                          ------
                                                      Shares of Common Stock
                                                      (subject to adjustment)

                        COLLAGENEX PHARMACEUTICALS, INC.

                       WARRANT TO PURCHASE           SHARES
                                           --------
                                 OF COMMON STOCK

      CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration,
                    , or its registered transferees, successors or assigns (each, a "holder"), is the registered holder of warrants (the "Warrants") to
subscribe for and purchase from the Company                      (      ) shares
of validly issued, fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the "Warrant Shares") of the Company, at a
purchase  price per share equal to         dollars  ($      )  (such  price,  as
adjusted pursuant to Section 4 hereof, the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, and (b) the term "Date of Grant" shall mean March 12, 2001. The term "Warrant" shall include any warrant issued upon transfer or partial exercise of this Warrant, unless the context clearly requires otherwise. This Warrant is being issued pursuant to that certain Common Stock Purchase Agreement (the "Purchase Agreement") of even date herewith between the Company and the Investors as set forth therein. Capitalized terms used in this letter and not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

      1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through and including the close of business on the third anniversary of the Date of Grant (the "Expiration Date").

      2. Exercise.

            (a) Method of Exercise; Payment; Issuance of New Warrant. Subject to
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time, from and after the Date of Grant by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and, except as otherwise provided for herein, by the payment to the Company of an amount in cash or by check equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised if exercised prior to the close of business on such date; otherwise, the date of record shall be the next business day. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within five (5) business days after such exercise and, unless this Warrant has been fully exercised (including without limitation, exercise pursuant to Section 2(b) below), a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such five (5) business day period.

            (b) Automatic  Exercise.  If, at any time after the date hereof, the average of the daily Closing Price (as defined below) per share of Common Stock for thirty (30) consecutive Trading Days (as defined below) is at least 2.25 times $ (with appropriate adjustment made for any stock dividend, split-up or subdivision or any combination or reclassification made or effected subsequent to the date hereof), then this Warrant shall be deemed to have been exercised automatically immediately prior to the close of business on such day (the "Automatic Exercise Date"), and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such Automatic Exercise Date. As soon as practicable after the Automatic Exercise Date, not to exceed two business days, the Company shall provide written notification (the "Notice") to the holder of the Automatic Exercise Date. This Warrant shall be deemed to be surrendered to the Company on the Automatic Exercise Date by virtue of this Section 2(b) and without any action by the holder of this Warrant or any other person, and payment to the Company of the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased shall be deemed to be made pursuant to the terms of Section 2(c) below (without payment by the holder of any exercise price or any cash or other consideration), unless the holder notifies the Company in writing as soon as practicable after receipt of the Notice, not to exceed two business days, that, in its sole and absolute discretion, it chooses to pay the exercise price pursuant to Section 2(a) above). As promptly as practicable on or after the Automatic Exercise Date and in any event within five (5) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. For purposes of the foregoing, "Closing Price" means, with respect to a share of Common Stock, as of the date of determination, (a) the closing price per share of Common Stock on such date published in The Wall Street Journal or, if no such closing price on such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange (including, without limitation, The Nasdaq Stock Market, Inc. (or its successor) ("NASDAQ")) on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock are not then listed or admitted to trading on any national securities exchange but are designated as national market system securities by the NASD, the last trading price per share of Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock on such date as shown by NASDAQ and reported by any member firm of The New York Stock Exchange, Inc. selected by the Company. If trading is conducted on a continuous basis on any exchange, then the closing price shall be at 4:00 p.m. New York City time. For purposes of the foregoing, "Trading Day" means, so long as the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed is open for the transaction of business, or, if the Common Stock is not so listed or admitted for trading on any national securities exchange, a day on which NASDAQ is open for the transaction of business.

            (c) Net Issue Exercise. In lieu of the payment of the aggregate Warrant Price, the holder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock as provided for in this Section 2(c). In connection with the foregoing and without limiting the rights of the holder under the terms of this Warrant, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company (with the notice of exercise form and notice of such election attached hereto as Exhibit A duly executed) in which event the Company shall issue to the holder a number of Warrant Shares computed using the following formula:

                                  X = Y (A - B)
                                      ---------
                                          A

Where:

            X =  the number of shares of Common Stock to be issued to the holder

            Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

            A = the Fair Market Value (as defined in Section 4(i) below) of one (1) share of Common Stock

            B =  the Warrant Price

      3. Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be validly issued, fully paid and nonassessable, and free from all taxes, liens, charges, pre-emptive rights and other encumbrances with respect to the issue thereof. The Company shall pay all transfer taxes, if any, attributable to the issuance of the Warrant Shares upon the exercise of this Warrant. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved, and free from preemptive rights, for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

      4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Adjustments for Dividends in Stock. If the Company at any time or from time to time while this Warrant, or any portion thereof, remains outstanding and unexpired declares any dividend, or authorizes any other distribution, upon any stock of the Company of any class, payable in Additional Shares of Common Stock (as defined in this Section 4(a)) (except for any distribution specifically provided for in Section 4(b), Section 4(c), or as set forth in Section 4(j), then, and in each such case, (A) the aggregate number of Warrant Shares for which this Warrant is exercisable (the "Warrant Share
Number") immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Warrant Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares issuable immediately thereafter. An adjustment made pursuant to this Section 4(a) shall become effective retroactively to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution. The term "Additional Shares of Common Stock" as used in this Warrant shall mean all shares of Capital Stock issued or issuable by the Company after the date of this Warrant, except for the Warrant Shares. For purposes of the foregoing, "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

            (b) Subdivision or Combination of Shares. If the Company at any time or from time to time while this Warrant, or any portion thereof, remains outstanding and unexpired shall (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section
4), then, and in each such case, (A) the Warrant Share Number immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Warrant Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares issuable immediately thereafter. An adjustment made pursuant to this Section 4(b) shall become effective retroactively to the close of business on the day upon which such corporate action becomes effective.

            (c) Certain Distributions. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall declare a dividend or otherwise make a distribution to the holders of its Common Stock (other than dividends, distributions or issuances referred to in Section 4(a), Section 4(b), Section 4(d), Section 4(e), or Section 4(j)) in the form of: (1) cash or other property; (2) any evidence of indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever (including securities of a subsidiary), or (3) any warrants or other rights to subscribe for or purchase any evidences of indebtedness, any shares of its capital stock, or any other securities or property of any nature whatsoever (including securities of a subsidiary), then the Warrant Price shall be reduced by multiplying the Warrant Price in effect immediately prior to the record date for such event by a fraction (a) the numerator of which shall be the Fair Market Value per share of Common Stock on such record date less the amount allocated to one share of Common Stock of any such cash so distributed and the Fair Market Value, of any evidences of indebtedness, shares of capital stock, other securities or property, or warrants or other subscriptions or purchase rights so distributed, and (b) the denominator of which shall be such Fair Market Value per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of this Warrant prior to the date such subsequent adjustment was made.

            (d) Merger; Sale of Assets; Reclassification. If at any time while this Warrant, or any portion thereof, remains outstanding and unexpired there shall be (1) a reorganization or reclassification (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (2) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (3) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, reclassification, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Warrant Price then in effect, the number of shares of stock or other securities or property of the successor corporation (or the Company, as applicable) resulting from such reorganization, reclassification, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, reclassification, merger, consolidation, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, reclassification, mergers, consolidations, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in the manner set forth under
Section 4(i). At the time of such event, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by the Board of Directors of the Company, with the consent of the holder in such instances where the rights of the holder are adversely affected in the reasonable opinion of the holder) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable. These adjustments shall be as nearly equivalent as practicable to the adjustments provided in this Section 4. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors, with the consent of the holder in such instances where the rights of the holder are adversely affected in the reasonable opinion of the holder) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

      In case any Additional Shares of Common Stock or evidence of indebtedness, shares of stock or other securities which are at any time, directly or indirectly, convertible into or exchangeable for Additional Shares of Common Stock or any rights or options to purchase any Additional Shares of Common Stock or convertible securities shall be issued in connection with any merger of another corporation into the Company (with the Company surviving such merger), the amount of consideration therefor shall be deemed to be the fair market value of such portion of the assets of such merged corporation as the Board of Directors of the Company shall in good faith determine to be attributable to such Additional Shares of Common Stock, convertible securities or rights or options, as the case may be, and the Warrant Price shall be adjusted in accordance with this Section 4.

            (e) Dissolution, Liquidation and Wind-Up. In case the Company shall, at any time prior to the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the holder of this Warrant shall be entitled, upon the exercise of this Warrant, to receive in lieu of the shares of Common Stock of the Company which such holder would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Company, had such holder been the holder of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution. After such dissolution, liquidation or winding up which shall result in any cash distribution in excess of the Warrant Price provided for by this Warrant, the holder of this Warrant may, at such holder's option, exercise the same without making payment of the Warrant Price, and in such case the Company shall, upon the distribution to the holder, consider that said Warrant Price has been paid in full to it and in making settlement to the holder, shall deduct from the amount payable to the holder of this Warrant an amount equal to such Warrant Price.

            (f) Consideration Other than Cash. In case the Company at any time prior to the expiration of this Warrant shall issue or sell any shares of Common Stock or convertible securities or other common stock equivalents for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value (as determined in accordance with Section 4(i) below) of such consideration. Whether or not the consideration so received is cash, the amount thereof shall be determined after deducting therefrom any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

            (g) Record Date. In case at any time the Company shall fix a record date of the holders of its Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock or convertible securities or other common stock equivalents or rights or options to purchase either thereof, or (2) to subscribe for or purchase Common Stock or convertible securities or other common stock equivalents or rights or options to purchase either thereof, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (h) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by (1) multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Warrant Price, by (2) a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

            (i) Maximum Warrant Price; Fair Market Value. The Warrant Price in effect at any time shall not be increased as a result of any event described in this Section 4, unless specifically indicated. Fair Market Value as of a particular date shall mean the average of the daily closing prices for the preceding thirty (30) trading days before the day in question. The closing price for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System. If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, Fair Market Value shall be determined mutually by the Board of Directors and the holder or, if the Board of Directors and the holder shall fail to agree, at the Company's expense, by an Appraiser (as defined in Section 4(k)). Any determination of the Fair Market Value by an Appraiser shall be based on a valuation of the Company as an entirety without regard to any discount for minority interests or disparate voting rights among classes of capital stock.

            (j) Notwithstanding any other provisions of this Warrant, there shall be no adjustment hereto in connection with any issuance of dividends to holders of the Company's Series D Cumulative Convertible Preferred Stock after the date hereof.

            (k) Company to Prevent Dilution. In case at any time or from time to time conditions arise by reason of action taken by the Company which are not adequately covered by the provisions of this Section 4, and which might materially and adversely affect the exercise rights of the holder of this Warrant under any provision of this Warrant, unless the adjustment necessary shall be agreed upon by the Company and such holder, the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (who have not been employed by the Company within the last five years) (an "Appraiser"), acceptable to the holder, who at the Company's expense shall give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of this
Section 4, necessary with respect to the Warrant Price and the number of shares purchasable upon exercise of the Warrants, so as to preserve, without dilution, the exercise rights of the holder. Upon receipt of such opinion, such Board of Directors shall forthwith make the adjustments described therein. Notwithstanding the foregoing, the holder hereof shall have no right to an adjustment of the Warrant Price solely because of a sale or issuance of Additional Shares of Common Stock by the Company at a price per share less than the Warrant Price or Fair Market Value.

      5. Notice of Adjustments. Whenever the Warrant Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed, by first class mail, postage prepaid) to the holder of this Warrant.

      6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the Fair Market Value of a share of Common Stock on the date of exercise.

      7. Transfer of Warrant.

            (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the holder or holders of the Warrants. Any holder of this Warrant, or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the holder may be delivered or given by mail to such holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

            (b) Warrant Agent. The Company may, by written notice to the holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing.

Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

            (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Securities Act"), title to this Warrant may be transferred by endorsement (by the holder executing the Assignment Form attached hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

            (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers contained in this
Section 7, the Company at its expense shall issue to or on the order of the holder a new warrant or warrants of like tenor, in the name of the holder or as the holder may direct, for the number of shares issuable upon exercise hereof.

            (e) Compliance with Securities Laws.

                  (1) The holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the holder's own account and not as a nominee for any other party, and for investment, and that the holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

                  (2) The Warrant Shares and any other securities issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR WITH ANY SECURITIES COMMISSION UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE OFFERED FOR

                        SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT."

      8. Replacement of Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      9. Rights as Stockholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The foregoing notwithstanding, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

            (a) Registration. Holders of this Warrant and Warrant Shares shall have the registration rights set forth in Annex C of that certain Common Stock Purchase Agreement of even date herewith by and between the holder and the Company (the "Stock Purchase Agreement").

      10. Special Agreements of the Company.

            (a) Reservation of Shares. The Company covenants and agrees that all Warrant Shares will, upon issuance, be validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder, and from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company hereby covenants and agrees to take all such action as may be necessary to assure that the par value per share of the Common Stock is at all times equal to or less than the Warrant Price.

            (b) Avoidance of Certain Actions. The Company will not, by amendment of its articles of incorporation, certificate of incorporation or any other charter document through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all of such action as may be necessary or appropriate in order to protect the rights of the holders against dilution or other impairment of their rights hereunder.

            (c) Securing Governmental Approvals. If any shares of Common Stock required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Securities Act) or under any state law before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be.

            (d) Listing on Securities Exchanges; Registration. If, and so long as, any class of the Company's Common Stock shall be listed on any national securities exchange (as defined in the Exchange Act) or NASDAQ, the Company will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all Warrant Shares and maintain the listing of Warrant Shares after their issuance; and the Company will so list on such national securities exchange or NASDAQ, will register under the Exchange Act (or any similar statute then in effect), and will maintain such listing of, any other securities that at any time are issuable upon exercise of this Warrant if and at the time any securities of the same class shall be listed on such national securities exchange or NASDAQ by the Company.

            (e) Compliance with Law. The Company shall comply with all applicable laws, rules and regulations of the United States and of all states, municipalities and agencies and of any other jurisdiction applicable to the Company and shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate existence and authority necessary to continue its business.

            (f) Notices of Stock Dividends, Subscriptions, Reclassifications, Consolidations, Mergers, etc. If at any time: (1) the Company shall declare a cash dividend (or an increase in the then existing dividend rate), or declare a dividend on Common Stock payable otherwise than in cash out of its net earnings after taxes for the prior fiscal year; or (2) the Company shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or (3) there shall be any capital reorganization, or reclassification, or redemption of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or firm; or (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall give to the holders at the addresses of such holders as shown on the books of the Company, at least twenty
(20) days prior to the applicable record date hereinafter specified, a written notice summarizing such action or event and stating the record date for any such dividend or rights (or, if a record date is not to be selected, the date as of which the holders of Common Stock of record entitled to such dividend or rights are to be determined), the date on which any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected the holders of Common Stock of record shall be entitled to effect any exchange of their shares of Common Stock for cash (or cash equivalent), securities or other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up.

      11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      12. Notices. Unless otherwise specifically provided herein, all communications under this Warrant shall be in writing and shall be deemed to have been duly given if given in accordance with Section 11.4 of the Stock Purchase Agreement.

      13. Governing Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of Delaware should govern the enforceability and validity of this Warrant, the construction of its terms and the interpretation of the rights and duties of the parties.

      14. Acceptance. Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

                            [Signature page follows.]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

                                      COLLAGENEX PHARMACEUTICALS, INC.


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title
                                         Address:


Dated: as of                    , 2001
             ------------- -----

                                    EXHIBIT A
                               NOTICE OF EXERCISE
                               ------------------

To:   COLLAGENEX PHARMACEUTICALS, INC.

      1. The undersigned hereby:

      o     Elects  to  purchase          shares of  Common  Stock of CollaGenex
            Pharmaceuticals, Inc., pursuant to the terms of Section 2(a) of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

      o     Elects to exercise  this  Warrant for the  purchase of     shares of
            Common Stock, pursuant to the terms of Section 2(c) of the attached Warrant.

      2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

---------------------------------------     ------------------------------------
(Name)
                                            ------------------------------------
                                            (Address)

      3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.

----------------------------(Signature)   --------------------------------(Date)

      4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                          --------------------------------------


                                         By: (Warrantholder)
                                                            --------------------
Date:                                    Name: (Print)
     -----------------------                          --------------------------
                                         Its:
                                             -----------------------------------

                                    EXHIBIT B
                               FORM OF ASSIGNMENT
                               ------------------

      FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee            Address                    No. of Shares


and does hereby irrevocably  constitute and appoint             Attorney to make
such transfer on the books of [Issuer], maintained for the purpose, with full power of substitution in the premises.

      The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:
      ------------------------

                                            ------------------------------------
                                                             Signature of Holder

                                     ANNEX C

                          REGISTRATION RIGHTS AGREEMENT

1.   Registration of Shares and Warrant Shares.

      (a) Not later than 30 days after the Closing Date, the Company will file with the Commission a shelf registration statement (the "Shelf
            Registration Statement"), on Form S-3 (or successor form), with respect to the resale of the Shares and Warrant Shares acquired or to be acquired by the Investors hereunder (the "Registrable Securities"). The Company will use commercially reasonable efforts to cause the Shelf Registration Statement to become effective as soon as reasonably practicable (but in no event later than 90 days after the Closing Date). In the event that the Company fails to cause the Shelf Registration Statement to become effective within 90 days of the Closing Date, or if it fails to keep such registration open for twenty-four continuous months thereafter, it will on the first day after such date or period issue for no additional consideration to each Holder of Registrable Securities a stock dividend (the "Dividend Shares") in the amount of five percent of the Registrable Securities purchased by such Holder under the Agreement. The Company shall thereafter be obligated to maintain the effectiveness of the Shelf Registration Statement (and any related qualifications and compliance) until such time as the Company shall deliver an opinion of counsel to each Investor still holding Shares or Warrant Shares acquired hereunder that such Investor may sell in a single transaction all Registrable Securities then held by such Investor pursuant to Rule 144 (or any similar provision then in force) without being subject to the volume limitations thereof or otherwise under an applicable exemption from the registration requirements of the Securities Act and all other applicable securities and blue sky laws, at which time this agreement shall terminate; provided further, that after such twenty-four month period the Company shall have no obligation with respect to the payment of Dividend Shares.

      (b)   Incidental Registration.

            (i) In the event the Shelf Registration Statement is not then effective and, the Shares and Warrant Shares cannot be sold in a single transaction under Rule 144 (or any similar provision then in force) without being subject to the volume limitations thereof, then each time the Company determines to file a registration statement under the Securities Act (other than pursuant to Section 1(a) hereof and other than on Form S-4, S-8 or a registration statement on Form S-1 covering solely an employee benefit plan) in connection with the proposed offer and sale for money of any of its securities, either for its own account or on behalf of any other security holder, it will give prompt written notice of its determination to all Holders of Registrable

                        Securities. Upon the written request of a Holder of any shares of Registrable Securities given within 15 days after the receipt of such written notice, the Company will cause all such Registrable Securities, the Holders of which have so requested registration, to be included in such registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered.

            (ii) If the registration of which the Company gives written notice pursuant to Subsection(b)(i) is for a public offering involving an underwriting, the Company will so advise the Holders as a part of its written notice. In such event, the right of any Holder to registration pursuant to this Section 1(b) is conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting will enter into (together with the Company and the other holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company, provided that such underwriting agreement is in customary form and is reasonably acceptable to the Holders of a Majority of the Registrable Securities requested to be included in such registration.

            (iii) Notwithstanding any other provision of this Section 1(b), if the managing underwriter of an underwritten distribution advises the Company and the Holders of the Registrable Securities participating in such registration in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (A) the number of shares of Registrable Securities and other securities so requested to be included in the offering will be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering and (B) such reduced number of shares will be allocated among first to the securities the Company proposes to sell; second to those Company stockholders having registration rights pursuant to the terms of that certain Registration Rights Agreement dated September 29, 1995 and that certain Stockholders and Registration Rights Agreement dated March 19, 1999 in accordance with the terms of each such agreement; and third, to the Holders of Registrable Securities hereunder.

      (c) Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in this Annex C, the Company will use commercially reasonable efforts:

            (i) prepare and file with the Commission a Registration Statement on Form S-3 or successor form and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the

                  Company shall provide counsel selected by the Holders holding a majority of the Registrable Securities being registered in such registration ("Holders Counsel") and any other attorney, accountant or other agent-retained by any such seller or any managing underwriter with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all action required to prevent the entry of such stop order or to remove it if entered;

            (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

            (iii) To furnish to each seller of such Registrable  Securities such number of copies of such registration statement and of each such amendment and supplement (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (iv) To register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Annex C, be obligated to be qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

            (v) To provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such Registration Statement;

            (vi) To notify in writing each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make  the  statements  therein  not  misleading,  and,  at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading. The Investors agree to suspend, upon written request of the Company, any disposition of Registrable Securities pursuant to the registration statement contemplated hereby during any period, not to exceed one 30-day period per circumstance or development, and not to exceed three 30-day periods in a 12 month period. Provided that such postponement or suspension is pursuant to Section 1(d)(i) below, it shall not cause or contribute to any obligation by the Company to issue the stock dividend referenced in Section 1(a) hereof.

            (vii) To cause all such Registrable  Securities to be listed on each securities exchange or automated over-the-counter trading system on which similar securities issued by the Company are then listed;

            (viii)With a view to making  available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Investors to sell Shares or Warrant Shares to the public without registration, the Company covenants and agrees to: (A) make and keep public information available, as those terms are understood and defined in Rule 144; (B) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (C) furnish to each Investor upon request, as long as the Investor owns at least 25,000 Shares and/or Warrant Shares, (x) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (y) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (z) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the Commission that permits the selling of any such Shares and/or Warrant Shares without registration.

      The Company may require each Investor to furnish to the Company such information regarding the Investor and the distribution of such securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act as part of the registration of such sellers' Registrable Securities.

      Each Investor agrees to furnish the Company a signed counterpart, addressed to the Company and the underwriters, if any, of an opinion of counsel covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of selling stockholder's counsel delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions are customarily dated) and such other legal matters as the Company or the underwriters may reasonably request.

      (d) Limitations, Conditions and Qualifications to Obligations. The obligations of the Company hereunder are subject to each of the following limitations, conditions and qualifications:

            (i) The Company shall be entitled to postpone the filing or effectiveness of, or suspend the rights of the Investor to make sales pursuant to, any registration statement otherwise required to be prepared, filed and made and kept effective by it hereunder if there is a material undisclosed development in the business or affairs of the Company (including any pending or proposed financing, recapitalization, acquisition or disposition as determined in the good faith reasonable business judgement of the Board of Directors), the disclosure of which at such time could be materially adverse to the Company's interests, provided that such postponement or suspension is for a reasonable period not in excess of 30 days and such right to postpone or suspend any registration pursuant to the terms set forth herein by the Company is not exercised more than twice in any twelve month period. Any such postponement or suspension by the Company shall not cause or contribute to any obligation by the Company to issue the stock Dividend Shares referenced in Section 1(a) hereof.

            (ii) The Company's obligations shall be subject to the obligations of the Investor, which the Investor hereby acknowledges, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities and blue sky laws and regulations to permit the Company to comply with all applicable requirements of the Commission and state securities regulations and to obtain any acceleration of the effective date of such registration statement.

      (e) Registration and Selling Expenses. All expenses incurred by the Company in connection with the Company's performance of or compliance with this Annex C, including, without limitation (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.),
            (ii) blue sky fees and expenses, (iii) all necessary printing and duplicating expenses, and (iv) all fees and disbursements of counsel and accountants retained by the Company (including the expenses of any audit of financial statements) (all such expenses being called "Registration Expenses"), will be paid by the Company. Each Investor will pay its own expenses in connection with the transactions contemplated by this Annex C, including but not limited to any underwriters' expenses (such as but not limited to discounts, commissions and fees of underwriters and expenses of selling
            brokers,    dealer   managers   or   similar
            securities industry professionals relating to the distribution of the securities being registered).

      (f) Payment of Expenses. The Company will, in any event, in connection with any registration statement, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties in connection therewith and expenses of audits of year-end financial statements), the expense of liability insurance and the expenses and fees for listing the securities to be registered on one or more securities exchanges or automated over-the-counter trading systems on which similar securities issued by the Company are then listed.

      (g) Legal Counsel. Nothing in this Agreement shall be construed to prevent any Holder or Holders of Registrable Securities from retaining such counsel as they shall choose at their own expense.

2.   Indemnification.

      (a)   Company  Indemnity.  The  Company  shall  indemnify,  to the  extent permitted by law, each Holder of Registrable Securities, its officers, trustees and directors, if any, and each person, if any, who controls such Holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (under the Securities Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company has furnished any amendments or supplements) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with the contemplated registration, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused solely by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing by such holder to the Company for inclusion in the registration statement; provided the Company will not be liable pursuant to this Annex C if such losses, claims, damages, liabilities or expenses have been caused by any selling security holder's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements.

      (b) Holder Indemnity. In connection with any registration statement in which a Holder is participating, each such Holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall severally, but not jointly, indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting solely from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment or supplement or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused solely by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by such Holder for inclusion in the registration statement. If the offering pursuant to any such registration is made through underwriters, each such Holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as provided with respect to indemnification by such Holder to the Company. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall a Holder be liable for any losses, claims, damages, liabilities or expenses in excess of the net proceeds received by such Holder in the offering.

      (c) Notice. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding, such indemnified party will, if a claim is made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section and then only to the extent the indemnifying party is prejudiced by its failure to be so notified. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement, the indemnifying party will be entitled to participate, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense, with counsel reasonably approved by such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it which are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties and such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.

      (d) Contribution. If the indemnification provided for in this Section 2 is unavailable under applicable law to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 2, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall a Holder be required to contribute any amount in excess of the net proceeds received by such Holder in the offering less any amount paid by such Holder pursuant to any other provision of this Section 2. No person guilty of fraudulent misrepresentation (within the meaning of Section 2(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

      (e) Notice of Action. Promptly after receipt by the Company or any Holder of notice of the commencement of any action or proceeding, such party will, if a claim for contribution is to be made against another party (the "contributing party"), notify the contributing party of the commencement; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution under this Agreement. In case any such action, suit, or proceeding is brought against any party, and such party notifies a contributing party of the commencement, the contributing party will be entitled to participate with the notifying party and any other contributing party similarly notified in such action or proceeding.

      The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Shares and the Warrant Shares, (ii) any and all shares of common stock of the Company into which the shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of the Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

      The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

      The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

      This Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and permitted assigns of each of the parties hereto as hereinafter provided. The rights set forth herein shall be, with respect to any Registrable Security, automatically transferred to any Person who is the transferee of such Registrable Security. All of the obligations of the Company hereunder Shall survive any such transfer. Except as provided in Section 2, no Person other than the parties hereto and their heirs, legatees, legal representatives, successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

      Each of the parties shall execute such documents and perform such further acts as may be reasonably required or necessary to carry out or to perform the provisions of this Agreement.

      All Common  Stock  held or  acquired  by  affiliated  entities  or Persons
(including, partners or constituent members and former partners and former constituent members) shall be aggregated for the purpose of determining the availability of or discharge of any rights under this Agreement. For purposes of this paragraph, the Company may rely on such person whom a group of related persons shall designate from time to time for information relating to the affiliations of entities or persons. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.